SL GREEN
REALTY CORP.

THIRD QUARTER 2019
SUPPLEMENTAL DATA

September 30, 2019

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of September 30, 2019, the Company held interests in 93 Manhattan buildings totaling 45.0 million square feet. This included ownership interests in 27.2 million square feet in Manhattan buildings and 17.8 million square feet securing debt and preferred equity investments. In addition, the Company held ownership interests in 7 suburban properties comprised of 15 buildings totaling 2.3 million square feet in Brooklyn, Westchester County, and Connecticut.

•	SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.

•	SL Green maintains a website at https://slgreen.com where key investor relations data can be found. This supplemental financial package is available through the Company’s website.

•
This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.

Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com or at 212-594-2700.
Ratings
Ratings are not recommendations to buy, sell or hold the Company’s securities.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this supplement that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.
Forward-looking statements contained in this supplemental financial package and related press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements are described in our filings with the Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.
The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the quarter ended September 30, 2019 that will be released on Form 10-Q to be filed on or before November 12, 2019.

Supplemental Information	2	Third Quarter 2019

TABLE OF CONTENTS

Supplemental Definitions	4

Highlights	5	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	19

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	25

Lease Liability Schedule	26

Debt and Preferred Equity Investments	27	-	29

Selected Property Data
Composition of Property Portfolio	30	-	35
Largest Tenants	36
Tenant Diversification	37
Leasing Activity Summary	38	-	41
Annual Lease Expirations	42	-	44

Summary of Real Estate Acquisition/Disposition Activity	45	-	49

Corporate Information	50

Non-GAAP Disclosures and Reconciliations	51

Analyst Coverage	54

Supplemental Information	3	Third Quarter 2019

SUPPLEMENTAL DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s weighted average corporate borrowing rate.  Capitalized Interest is a component of the book basis in a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs that were taken into consideration when underwriting the acquisition of a property, which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, operating lease rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and our share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from SLG’s unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve buildings to SLG’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured, at inception, as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense. On our balance sheets, financing leases include the amounts previously captioned "Properties under capital lease."
Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2019 are as follows:

Added to Same-Store in 2019:	Removed from Same-Store in 2019:
1515 Broadway	131-137 Spring Street (sold)
Worldwide Plaza	521 Fifth Avenue (sold)
55 West 46th Street - Tower 46	115 Spring Street (deconsolidated)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the joint ventures.
Total square feet owned - The total square footage of properties either owned directly by SLG or in which SLG has a joint venture interest.

Supplemental Information	4	Third Quarter 2019

THIRD QUARTER 2019 HIGHLIGHTS Unaudited

New York, NY, October 16, 2019 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net income attributable to common stockholders for the quarter ended September 30, 2019 of $33.2 million, or $0.40 per share, as compared to net income attributable to common stockholders of $88.2 million, or $1.03 per share, for the same quarter in 2018. Net income attributable to common stockholders for the three months ended September 30, 2019 includes $3.5 million, or $0.04 per share, of net gains recognized from the sale of real estate as compared to $68.4 million, or $0.76 per share, for the same period in 2018.
The Company also reported net income attributable to common stockholders for the nine months ended September 30, 2019 of $238.1 million, or $2.87 per share, as compared to net income attributable to common stockholders of $293.5 million, or $3.34 per share, for the same period in 2018. Net income attributable to common stockholders for the nine months ended September 30, 2019 includes $78.7 million, or $0.90 per share, of net gains recognized from the sale of real estate as compared to $142.7 million, or $1.54 per share, for the same period in 2018.
The Company reported FFO for the quarter ended September 30, 2019 of $151.4 million, or $1.75 per share, as compared to FFO for the same period in 2018 of $149.8 million, or $1.66 per share.
The Company also reported FFO for the nine months ended September 30, 2019 of $458.1 million, or $5.25 per share, as compared to FFO for the same period in 2018 of $463.1 million, or $5.00 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
For the quarter ended September 30, 2019, the Company reported consolidated revenues and operating income of $313.6 million and $162.1 million, respectively, compared to $307.5 million and $169.3 million, respectively, for the same period in 2018.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures increased by 1.5% for the third quarter and 2.6% for the nine months ended September 30, 2019, excluding lease termination income and free rent given to Viacom at 1515 Broadway.
During the third quarter, the Company signed 31 office leases in its Manhattan portfolio totaling 268,349 square feet. Twenty-three leases comprising 222,785 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $71.15 per rentable square foot, representing a 3.2% increase over the previous fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the third quarter was 7.2 years and average tenant concessions were 3.9 months of free rent with a tenant improvement allowance of $53.18 per rentable square foot.
During the first nine months of 2019, the Company signed 104 office leases in its Manhattan portfolio totaling 1,184,895 square feet. Seventy-seven leases comprising 820,536 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $73.18 per rentable square foot, representing a 22.0% increase over the previously fully escalated rents on the same office spaces. The average lease term on the Manhattan office leases signed in the first nine months of 2019 was 10.7 years, or 11.2 years including the office leases signed at One Vanderbilt, and average tenant concessions were 5.6 months of free rent with a tenant improvement allowance of $62.08 per rentable square foot.
Occupancy in the Company's Manhattan same-store portfolio was 95.3% as of September 30, 2019, inclusive of 213,515 square feet of leases signed but not yet commenced, as compared to 95.2% as of June 30, 2019.
Significant leases that were signed in the third quarter included:

•	Renewal and expansion with Kobre & Kim LLP for 67,230 square feet at 800 Third Avenue, for 10.8 years;

•	New lease with IMG Worldwide Inc. for 36,077 square feet at 304 Park Avenue South, for 8.1 years;

•	New lease with Chicago Title Insurance Company for 32,826 square feet at 711 Third Avenue, for 10.5 years; and

•	New retail lease with Ulta Beauty, Inc. for 21,706 square feet at 2 Herald Square, for 10.1 years.
Investment Activity
To date in 2019, the Company has repurchased a combined 2.7 million shares of common stock and common units of its Operating Partnership, or OP units, under the previously announced $2.5 billion share repurchase plan, at an average price of $84.08 per share. Since inception of the program, the Company has repurchased a total of 20.6 million shares of its common stock and redeemed 0.6 million OP units, at an average price of $96.88 per share, saving the Company approximately $72.2 million of common dividends and distributions on an annualized basis.
In October, the Company entered into a contract to acquire a six-story, 160,000-square-foot office property on the far west side of midtown Manhattan for a gross purchase price of $90.0 million. The property will be redeveloped into a modern, Class-A building, attracting companies across industries, including TAMI and boutique FIRE tenants. The transaction is expected to close within 90 days.

Supplemental Information	5	Third Quarter 2019

THIRD QUARTER 2019 HIGHLIGHTS Unaudited

In October, the Company entered into a 25-year ground lease for the high street retail property at 712 Madison Avenue to Graff Diamonds. The five-story building is located on Madison Avenue between 63rd and 64th Streets on Manhattan's Upper East Side and is adjacent to Graff Diamonds' flagship store.
In September, the Company entered into a contract to sell 220 East 42nd Street in Midtown Manhattan for total consideration of $815.0 million, or approximately $715 per square foot. Net proceeds will be available for share repurchases, debt repayment or new investments. Located on the corner of 42nd Street and Second Avenue, 220 East 42nd Street, also known as The News Building, is a 37-story art-deco skyscraper that was originally the headquarters for The New York Daily News. The property was acquired by the Company in 2003 for $265.0 million and the transaction is expected to close in the first quarter of 2020, subject to customary closing conditions.
In September, the Company entered into a contract to sell 1010 Washington Boulevard in Stamford, Connecticut, for sale price of $23.1 million. The transaction is expected to generate cash proceeds of $21.6 million and close in the fourth quarter of 2019.
In August, the Company sold a 49% interest in the 5,218 square foot prime retail condominium at 115 Spring Street in Soho at a gross asset valuation of $66.6 million. The property was acquired in 2014 for $52.0 million.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity investment portfolio decreased to $1.99 billion at September 30, 2019, including $1.95 billion of investments at a weighted average current yield of 9.0% that are classified in the debt and preferred equity line item on the balance sheet, and mortgage investments aggregating $0.04 billion at a weighted average current yield of 6.6% that are included in other balance sheet line items for accounting purposes.
Financing Activity
In October, the Company, along with its joint venture partner, closed on a $75.0 million upsize of our existing financing at 2 Herald Square, $40.0 million of which was funded at closing, increasing the mortgage to $225.0 million, and reducing the interest rate on the entire mortgage loan by 10 basis points to a floating rate of 1.45% over LIBOR.
In August, the Company, along with its joint venture partner, closed on the refinancing of 55 West 46th Street, known as Tower 46. The new $198.0 million mortgage, of which $192.5 million was funded at closing, has a 3-year term, with two one-year extension options, bears interest at a floating rate of 1.25% over LIBOR and replaces the previous $195.0 million of indebtedness on the property that bore interest at a floating rate of 2.125% over LIBOR.

Dividends
In the third quarter of 2019, the Company declared quarterly dividends on its outstanding common and preferred stock as follows:

•	$0.85 per share of common stock, which was paid on October 15, 2019 to shareholders of record on the close of business on September 30, 2019; and

•
$0.40625 per share on the Company's 6.50% Series I Cumulative Redeemable Preferred Stock for the period July 15, 2019 through and including October 14, 2019, which was paid on October 15, 2019 to shareholders of record on the close of business on September 30, 2019, and reflects the regular quarterly dividend, which is the equivalent of an annualized dividend of $1.625 per share.

Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, October 17, 2019 at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Financial Reports.”
The live conference call will be webcast in listen-only mode in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”. The conference may also be accessed by dialing toll-free (877) 312-8765 or international (419) 386-0002, and using passcode 2683935.
A replay of the call will be available 7 days after the call by dialing (855) 859-2056 using passcode 2683935. A webcast replay will also be available in the Investors section of the SL Green Realty Corp. website at https://slgreen.com/ under “Presentations & Webcasts”.

Supplemental Information	6	Third Quarter 2019

THIRD QUARTER 2019 HIGHLIGHTS Unaudited

Company Profile
SL Green Realty Corp., an S&P 500 company and New York City's largest office landlord, is a fully integrated real estate investment trust, or REIT, that is focused primarily on acquiring, managing and maximizing value of Manhattan commercial properties. As of September 30, 2019, SL Green held interests in 93 Manhattan buildings totaling 45.0 million square feet. This included ownership interests in 27.2 million square feet of Manhattan buildings and 17.8 million square feet securing debt and preferred equity investments. In addition, SL Green held ownership interests in 7 suburban properties comprised of 15 buildings totaling 2.3 million square feet in Brooklyn, Westchester County, and Connecticut.
To be added to the Company's distribution list or to obtain the latest news releases and other Company information, please visit our website at www.slgreen.com or contact Investor Relations at (212) 594-2700.

Supplemental Information	7	Third Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Earnings Per Share
Net income (loss) available to common stockholders - diluted	$0.40	$1.94	$0.52	$(0.73)	$1.03
Funds from operations (FFO) available to common stockholders - diluted	$1.75	$1.82	$1.68	$1.61	$1.66

Common Share Price & Dividends
Closing price at the end of the period	$81.75	$80.37	$89.92	$79.08	$97.53
Closing high price during period	$83.38	$92.60	$93.47	$96.88	$105.86
Closing low price during period	$76.79	$79.59	$77.46	$77.63	$96.01
Common dividend per share	$0.8500	$0.8500	$0.8500	$0.8500	$0.8125

FFO payout ratio (trailing 12 months)	49.6%	49.7%	50.1%	49.7%	49.2%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	92.5%	87.3%	83.9%	86.8%	77.0%

Common Shares & Units
Common shares outstanding	81,515	82,409	83,272	83,684	85,594
Units outstanding	4,258	4,259	4,261	4,131	4,601
Total common shares and units outstanding	85,773	86,668	87,533	87,815	90,195

Weighted average common shares and units outstanding - basic	86,550	87,231	87,646	88,187	90,209
Weighted average common shares and units outstanding - diluted	86,714	87,398	87,810	88,376	90,428

Market Capitalization
Market value of common equity	$7,011,943	$6,965,507	$7,870,967	$6,944,410	$8,796,718
Liquidation value of preferred equity/units	516,285	516,285	515,285	530,427	531,285
Consolidated debt	5,892,756	6,140,212	5,940,440	5,591,918	5,633,016
Consolidated market capitalization	$13,420,984	$13,622,004	$14,326,692	$13,066,755	$14,961,019
SLG share of unconsolidated JV debt	3,930,470	3,799,897	3,815,230	3,845,901	3,949,528
Market capitalization including SLG share of unconsolidated JVs	$17,351,454	$17,421,901	$18,141,922	$16,912,656	$18,910,547

Consolidated debt service coverage (trailing 12 months)	3.26x	3.20x	3.10x	3.10x	3.13x
Consolidated fixed charge coverage (trailing 12 months)	2.68x	2.63x	2.57x	2.57x	2.60x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.35x	2.34x	2.30x	2.32x	2.39x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	2.03x	2.03x	2.00x	2.02x	2.08x

Supplemental Information	8	Third Quarter 2019

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2019		6/30/2019	3/31/2019	12/31/2018	9/30/2018

Selected Balance Sheet Data
Real estate assets before depreciation (1)	$9,560,878		$9,550,222	$8,936,493	$8,513,935	$9,283,952
Investments in unconsolidated joint ventures	$2,923,595		$2,937,153	$3,055,368	$3,019,020	$3,070,825
Debt and preferred equity investments	$1,954,556		$2,228,912	$2,272,241	$2,099,393	$1,977,057
Cash and cash equivalents	$121,751		$148,978	$144,323	$129,475	$160,248
Investment in marketable securities	$30,208		$29,978	$29,406	$28,638	$28,538

Total assets	$13,294,984		$13,629,941	$13,385,774	$12,751,358	$13,455,002

Fixed rate & hedged debt	$3,538,829		$3,540,487	$3,542,126	$3,543,476	$3,506,466
Variable rate debt	2,353,927	(2)	2,599,725	2,398,314	2,048,442	2,126,550
Total consolidated debt	$5,892,756		$6,140,212	$5,940,440	$5,591,918	$5,633,016
Deferred financing costs, net of amortization	(56,988)		(57,423)	(50,376)	(50,218)	(47,220)
Total consolidated debt, net	$5,835,768		$6,082,789	$5,890,064	$5,541,700	$5,585,796

Total liabilities	$6,843,536		$7,062,331	$6,843,805	$6,115,271	$6,418,799

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$5,777,022		$5,781,333	$5,880,322	$5,884,452	$6,021,150
Variable rate debt, including SLG share of unconsolidated JV debt	4,046,204	(2)	4,158,776	3,875,348	3,553,367	3,561,394
Total debt, including SLG share of unconsolidated JV debt	$9,823,226		$9,940,109	$9,755,670	$9,437,819	$9,582,544

Selected Operating Data
Property operating revenues	$248,028		$244,959	$240,118	$247,519	$250,866
Property operating expenses	(117,768)		(113,309)	(112,684)	(109,343)	(115,164)
Property NOI	$130,260		$131,650	$127,434	$138,176	$135,702
SLG share of unconsolidated JV Property NOI	75,442		78,472	80,635	79,578	77,389
Property NOI, including SLG share of unconsolidated JV Property NOI	$205,702		$210,122	$208,069	$217,754	$213,091
Investment income	51,518		51,618	50,031	57,952	48,977
Other income	14,088		16,447	14,106	11,565	7,702
Marketing general & administrative expenses	(23,841)		(25,480)	(25,979)	(26,030)	(20,594)
SLG share of investment income and other income from unconsolidated JVs	1,437		2,141	3,291	3,810	5,642
Income taxes	(995)		680	770	964	168
Transaction costs, including SLG share of unconsolidated JVs	(44)		(261)	(55)	(426)	(163)
Loan loss and other investment reserves, net of recoveries	—		—	—	(5,752)	(1,087)
Loss on early extinguishment of debt	—		—	—	(14,889)	(2,194)
EBITDAre	$247,865		$255,267	$250,233	$244,948	$251,542

(1) Includes assets held for sale totaling $472.4 million for 220 East 42nd Street and 1010 Washington Boulevard, Stamford, Connecticut.
(2) Does not reflect $1.0 billion of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	9	Third Quarter 2019

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Selected Operating Data
Property operating revenues	$230,443	$227,427	$222,780	$229,798	$234,173
Property operating expenses	101,871	97,927	98,198	97,272	101,332
Property NOI	$128,572	$129,500	$124,582	$132,526	$132,841

Other income - consolidated	$6,210	$4,493	$4,572	$1,453	$1,333

SLG share of property NOI from unconsolidated JVs	$76,552	$78,979	$80,636	$79,580	$77,393

Portfolio Statistics
Consolidated office buildings in service	20	20	20	20	21
Unconsolidated office buildings in service	10	10	11	10	10
	30	30	31	30	31

Consolidated office buildings in service - square footage	12,387,091	12,387,091	12,387,091	12,387,091	12,756,091
Unconsolidated office buildings in service - square footage	11,216,183	11,216,183	11,676,183	11,329,183	11,491,164
	23,603,274	23,603,274	24,063,274	23,716,274	24,247,255

Same-Store office occupancy (consolidated + JVs)	94.4%	94.1%	94.3%	94.5%	94.3%
Same-Store office occupancy inclusive of leases signed not yet commenced	95.3%	95.2%	95.8%	96.0%	96.1%

Office Leasing Statistics
New leases commenced	27	25	25	33	27
Renewal leases commenced	9	7	10	11	11
Total office leases commenced	36	32	35	44	38

Commenced office square footage filling vacancy	170,062	74,425	132,241	60,961	412,540
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	181,226	279,649	270,602	294,886	137,808
Total office square footage commenced	351,288	354,074	402,843	355,847	550,348

Average starting cash rent psf - office leases commenced	$77.09	$70.53	$69.38	$78.47	$69.09
Previous escalated cash rent psf - office leases commenced (3)	$73.39	$62.82	$67.90	$71.70	$66.03
Increase in new cash rent over previously escalated cash rent (2) (3)	5.0%	12.3%	2.2%	9.4%	4.6%
Average lease term	16.1	11.5	11.0	6.8	21.1
Tenant concession packages psf	$77.97	$79.94	$67.08	$43.57	$69.64
Free rent months	4.4	7.1	5.7	4.9	5.8

(1) Property data includes operating office, retail, residential, development, and redevelopment properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	10	Third Quarter 2019

KEY FINANCIAL DATA Suburban Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Selected Operating Data
Property operating revenues	$16,933	$16,933	$17,121	$17,707	$17,338
Property operating expenses	9,123	8,598	8,807	8,153	9,480
Property NOI	$7,810	$8,335	$8,314	$9,554	$7,858

Other income - consolidated	$53	$135	$117	$(588)	$(529)

SLG share of property NOI from unconsolidated JVs	$—	$—	$—	$—	$—

Portfolio Statistics
Consolidated office buildings in service	13	13	13	13	13
Unconsolidated office buildings in service	—	—	—	—	—
	13	13	13	13	13

Consolidated office buildings in service - square footage	2,295,200	2,295,200	2,295,200	2,295,200	2,295,200
Unconsolidated office buildings in service - square footage	—	—	—	—	—
	2,295,200	2,295,200	2,295,200	2,295,200	2,295,200

Same-Store office occupancy (consolidated + JVs)	89.4%	90.0%	90.4%	91.3%	91.6%
Same-Store office occupancy inclusive of leases signed not yet commenced	89.6%	90.0%	91.1%	91.8%	92.1%

Office Leasing Statistics
New leases commenced	4	5	2	4	3
Renewal leases commenced	3	7	6	4	5
Total office leases commenced	7	12	8	8	8

Commenced office square footage filling vacancy	2,854	14,994	1,165	10,348	5,732
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	26,281	75,796	31,025	125,609	21,463
Total office square footage commenced	29,135	90,790	32,190	135,957	27,195

Average starting cash rent psf - office leases commenced	$32.37	$38.59	$32.93	$26.17	$36.77
Previous escalated cash rent psf - office leases commenced (3)	$30.97	$39.87	$32.73	$27.79	$36.97
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	4.5%	(3.2)%	0.6%	(5.8)%	(0.5)%
Average lease term	1.5	8.6	4.5	7.5	2.5
Tenant concession packages psf	$2.31	$14.27	$11.72	$24.73	$5.20
Free rent months	0.4	7.8	3.5	6.9	1.0

(1) Property data includes operating office, retail, and development properties.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Third Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2019		6/30/2019	3/31/2019	12/31/2018	9/30/2018
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,860,922		$1,929,496	$1,775,006	$1,774,899	$1,827,999
Building and improvements	5,352,144		5,749,261	5,294,612	5,268,484	5,271,442
Building leasehold and improvements	1,431,183		1,427,225	1,423,282	1,423,107	1,427,381
Right of use asset - financing leases	47,445		47,445	47,445	47,445	47,445
Right of use asset - operating leases	396,795		396,795	396,148	—	—
	9,088,489		9,550,222	8,936,493	8,513,935	8,574,267
Less: accumulated depreciation	(2,147,395)		(2,217,013)	(2,154,075)	(2,099,137)	(2,049,338)
Net real estate	6,941,094		7,333,209	6,782,418	6,414,798	6,524,929

Other real estate investments:
Investment in unconsolidated joint ventures	2,923,595		2,937,153	3,055,368	3,019,020	3,070,825
Debt and preferred equity investments, net	1,954,556	(1)	2,228,912	2,272,241	2,099,393	1,977,057

Assets held for sale, net	403,488	(2)	—	—	—	696,069
Cash and cash equivalents	121,751		148,978	144,323	129,475	160,248
Restricted cash	94,793		92,169	151,388	149,638	98,344
Investment in marketable securities	30,208		29,978	29,406	28,638	28,538
Tenant and other receivables, net of $14,082 of cumulative charge-offs at 9/30/2019	44,950		38,270	47,829	41,589	44,614
Related party receivables	20,030		23,686	29,458	28,033	21,425
Deferred rents receivable, net of $13,311 of cumulative charge-offs at 9/30/2019	306,431		341,659	337,099	335,985	329,325
Deferred costs, net	182,621		220,572	211,615	209,110	202,500
Other assets	271,467		235,355	324,629	295,679	301,128

Total Assets	$13,294,984		$13,629,941	$13,385,774	$12,751,358	$13,455,002

(1) Excludes debt and preferred equity investments totaling $34.6 million with a weighted average current yield of 6.57% that are included in other balance sheet line items.
(2) Includes 220 East 42nd Street and 1010 Washington Boulevard, Stamford, Connecticut.

Supplemental Information	12	Third Quarter 2019

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Liabilities
Mortgages and other loans payable	$2,454,684	$2,366,907	$2,046,906	$1,988,160	$2,339,030
Unsecured term loans	1,500,000	1,500,000	1,500,000	1,500,000	1,500,000
Unsecured notes	1,503,072	1,503,305	1,503,534	1,503,758	1,503,986
Revolving credit facility	335,000	670,000	790,000	500,000	145,000
Deferred financing costs	(56,988)	(57,423)	(50,376)	(50,218)	(47,220)
Total debt, net of deferred financing costs	5,735,768	5,982,789	5,790,064	5,441,700	5,440,796
Accrued interest	27,568	25,564	28,930	23,154	27,211
Accounts payable and accrued expenses	143,361	133,473	111,899	147,061	141,082
Deferred revenue	126,321	122,941	102,598	94,453	110,283
Lease liability - financing leases	44,251	44,034	43,823	43,616	43,416
Lease liability - operating leases	384,661	387,602	389,857	—	—
Dividends and distributions payable	78,541	79,272	80,047	80,430	79,165
Security deposits	62,166	62,735	61,139	64,688	64,501
Liabilities related to assets held for sale	—	—	—	—	311,049
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	140,899	123,921	135,448	120,169	101,296
Total liabilities	6,843,536	7,062,331	6,843,805	6,115,271	6,418,799

Noncontrolling interest in operating partnership
(4,258 units outstanding) at 9/30/2019	401,863	401,824	412,361	387,805	467,743
Preferred units	286,285	286,285	285,285	300,427	301,285

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 82,570
issued and outstanding at 9/30/2019, including 1,055 shares held in treasury	826	835	843	847	867
Additional paid–in capital	4,407,667	4,451,209	4,492,581	4,508,685	4,602,650
Treasury stock	(124,049)	(124,049)	(124,049)	(124,049)	(124,049)
Accumulated other comprehensive (loss) income	(40,132)	(28,395)	(4,005)	15,108	36,299
Retained earnings	1,225,904	1,288,390	1,210,497	1,278,998	1,476,959
Total SL Green Realty Corp. stockholders' equity	5,692,148	5,809,922	5,797,799	5,901,521	6,214,658

Noncontrolling interest in other partnerships	71,152	69,579	46,524	46,334	52,517

Total equity	5,763,300	5,879,501	5,844,323	5,947,855	6,267,175

Total Liabilities and Equity	$13,294,984	$13,629,941	$13,385,774	$12,751,358	$13,455,002

Supplemental Information	13	Third Quarter 2019

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2019	2018	2019	2019	2018
Revenues
Rental revenue, net	$215,447	$221,763	$216,480	$644,566	$648,501
Escalation and reimbursement revenues	32,581	29,103	28,479	88,539	82,554
Investment income	51,518	48,977	51,618	153,167	143,540
Other income	14,088	7,702	16,447	44,641	35,761
Total Revenues, net	313,634	307,545	313,024	930,913	910,356

Equity in net (loss) income from unconsolidated joint ventures	(9,864)	971	(7,546)	(22,644)	9,709
Loss on early extinguishment of debt	—	(2,194)	—	—	(2,194)

Expenses
Operating expenses	59,847	56,852	58,317	175,862	172,871
Operating lease rent	8,295	9,507	8,298	24,891	26,661
Real estate taxes	49,626	48,805	46,694	143,008	139,788
Loan loss and other investment reserves, net of recoveries	—	1,087	—	—	1,087
Transaction related costs	44	163	261	360	673
Marketing, general and administrative	23,841	20,594	25,480	75,300	66,601
Total Operating Expenses	141,653	137,008	139,050	419,421	407,681

Operating Income	162,117	169,314	166,428	488,848	510,190

Interest expense, net of interest income	48,112	55,168	47,160	145,797	156,695
Amortization of deferred financing costs	3,112	2,630	2,712	8,566	9,713
Depreciation and amortization	70,464	70,747	69,461	208,268	208,049
Income from Continuing Operations (1)	40,429	40,769	47,095	126,217	135,733

Gain (loss) on sale of real estate	3,541	(2,504)	—	2,492	6,227
Equity in net gain on sale of joint venture interest / real estate	—	70,937	59,015	76,181	136,522
Purchase price and other fair value adjustments	3,799	(3,057)	67,631	69,389	57,385
Depreciable real estate reserves	(7,047)	(6,691)	—	(7,047)	(6,691)
Net Income	40,722	99,454	173,741	267,232	329,176

Net income attributable to noncontrolling interests	(1,095)	(4,661)	(6,172)	(9,782)	(15,890)
Dividends on preferred units	(2,732)	(2,846)	(2,729)	(8,185)	(8,542)

Net Income Attributable to SL Green Realty Corp	36,895	91,947	164,840	249,265	304,744

Dividends on perpetual preferred shares	(3,738)	(3,738)	(3,737)	(11,213)	(11,213)

Net Income Attributable to Common Stockholders	$33,157	$88,209	$161,103	$238,052	$293,531

Earnings per share - Net income per share (basic)	$0.40	$1.03	$1.94	$2.87	$3.34
Earnings per share - Net income per share (diluted)	$0.40	$1.03	$1.94	$2.87	$3.34
(1) Before gains on sale and equity in net gains and depreciable real estate reserves shown below.

Supplemental Information	14	Third Quarter 2019

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2019	2018	2019	2019	2018
Funds from Operations
Net Income Attributable to Common Stockholders	$33,157	$88,209	$161,103	$238,052	$293,531

Depreciation and amortization	70,464	70,747	69,461	208,268	208,049
Unconsolidated JV depreciation and noncontrolling interests adjustments	47,674	45,485	49,903	145,202	140,799
Net income attributable to noncontrolling interests	1,095	4,661	6,172	9,782	15,890
(Gain) loss on sale of real estate	(3,541)	2,504	—	(2,492)	(6,227)
Equity in net gain on sale of joint venture property / real estate	—	(70,937)	(59,015)	(76,181)	(136,522)
Purchase price and other fair value adjustments	(3,799)	3,057	(67,631)	(69,389)	(57,385)
Depreciable real estate reserves	7,047	6,691	—	7,047	6,691
Non-real estate depreciation and amortization	(740)	(616)	(746)	(2,193)	(1,766)
Funds From Operations	$151,357	$149,801	$159,247	$458,096	$463,060

Funds From Operations - Basic per Share	$1.75	$1.66	$1.83	$5.26	$5.01

Funds From Operations - Diluted per Share	$1.75	$1.66	$1.82	$5.25	$5.00

Funds Available for Distribution
FFO	$151,357	$149,801	$159,247	$458,096	$463,060

Non real estate depreciation and amortization	740	616	746	2,193	1,766
Amortization of deferred financing costs	3,112	2,630	2,712	8,566	9,713
Non-cash deferred compensation	6,953	6,640	5,570	25,339	26,323
FAD adjustment for joint ventures	(29,706)	(12,573)	(29,320)	(81,791)	(52,396)
Straight-line rental income and other non cash adjustments	(8,403)	(9,580)	(8,121)	(21,119)	(22,185)
Second cycle tenant improvements	(22,832)	(16,434)	(19,248)	(50,501)	(42,082)
Second cycle leasing commissions	(5,718)	(8,892)	(4,945)	(17,673)	(17,191)
Revenue enhancing recurring CAPEX	(558)	(663)	(665)	(1,556)	(2,168)
Non-revenue enhancing recurring CAPEX	(13,626)	(17,027)	(15,323)	(37,333)	(36,079)
Reported Funds Available for Distribution	$81,319	$94,518	$90,653	$284,221	$328,761

First cycle tenant improvements	$750	$1,325	$1,388	$2,498	$4,190
First cycle leasing commissions	$—	$337	$8,965	$14,034	$1,259
Development costs	$8,850	$5,050	$5,257	$18,762	$23,666
Redevelopment costs	$21,613	$4,437	$12,898	$40,624	$14,463
Capitalized interest	$15,699	$8,505	$12,019	$38,227	$22,785

Supplemental Information	15	Third Quarter 2019

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income (Loss)	TOTAL

Balance at December 31, 2018	$221,932	$847	$4,508,685	$(124,049)	$1,278,998	$46,334	$15,108	$5,947,855

Net income					249,265	(2,523)		246,742
Acquisition of subsidiary interest from noncontrolling interest			(569)			(25,276)		(25,845)
Preferred dividends					(11,213)			(11,213)
Cash distributions declared ($2.55 per common share)					(209,517)			(209,517)
Cash distributions to noncontrolling interests						(478)		(478)
Other comprehensive loss - unrealized loss on derivative instruments							(42,249)	(42,249)
Other comprehensive loss - SLG share of unconsolidated joint venture net unrealized loss on derivative instruments							(14,484)	(14,484)
Other comprehensive gain - unrealized gain on marketable securities							1,493	1,493
DRSPP proceeds			302					302
Repurchases of common stock		(21)	(117,703)		(66,120)			(183,844)
Conversion of units of the Operating Partnership to common stock			471					471
Contributions to consolidated joint ventures						53,095		53,095
Reallocation of noncontrolling interests in the Operating Partnership					(15,509)			(15,509)
Deferred compensation plan and stock awards, net			16,481					16,481
Balance at September 30, 2019	$221,932	$826	$4,407,667	$(124,049)	$1,225,904	$71,152	$(40,132)	$5,763,300

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2018	83,683,847	4,130,579	—	87,814,426

YTD share activity	(2,168,781)	127,175	—	(2,041,606)
Share Count at September 30, 2019 - Basic	81,515,066	4,257,754	—	85,772,820

Weighting factor	1,340,107	25,474	171,029	1,536,610
Weighted Average Share Count at September 30, 2019 - Diluted	82,855,173	4,283,228	171,029	87,309,430

Supplemental Information	16	Third Quarter 2019

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	September 30, 2019		June 30, 2019		March 31, 2019

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,903,665	$1,886,617	$3,892,587	$1,880,967	$4,014,425	$1,937,418
Building and improvements	10,255,247	5,086,802	10,026,975	4,952,690	10,150,482	4,944,693
Building leasehold and improvements	416,668	211,258	394,503	200,176	394,722	200,287
Right of use asset - financing leases	634,822	321,864	634,822	321,864	634,663	321,783
Right of use asset - operating leases	236,519	116,376	236,519	116,376	236,519	116,376
	15,446,921	7,622,917	15,185,406	7,472,073	15,430,811	7,520,557
Less: accumulated depreciation	(1,166,763)	(516,005)	(1,034,345)	(459,917)	(1,067,859)	(458,371)
Net real estate	14,280,158	7,106,912	14,151,061	7,012,156	14,362,952	7,062,186

Cash and cash equivalents	226,208	112,547	217,981	109,455	225,382	117,440
Restricted cash	73,491	34,600	101,447	47,937	145,450	72,082
Debt and preferred equity investments, net	—	—	—	—	44,824	44,824
Tenant and other receivables, net of $6,513 of cumulative charge-offs at 9/30/2019, of which $3,541 is SLG share	44,472	17,418	40,699	15,469	56,346	26,345
Deferred rents receivable, net of $3,405 of cumulative charge-offs at 9/30/2019, of which $1,364 is SLG share	315,922	151,590	280,903	132,579	265,350	122,640
Deferred costs, net	189,627	105,152	175,521	97,512	176,920	96,081
Other assets	1,894,794	844,474	1,917,972	849,865	2,014,521	896,875
Total Assets	$17,024,672	$8,372,693	$16,885,584	$8,264,973	$17,291,745	$8,438,473

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $97,400 at 9/30/2019, of which $46,832 is SLG share	$8,799,015	$3,883,638	$8,591,391	$3,749,889	$8,760,333	$3,760,385
Accrued interest	26,911	11,393	28,360	11,573	29,839	12,399
Accounts payable and accrued expenses	233,823	122,393	224,112	118,010	265,314	143,048
Deferred revenue	1,535,067	684,525	1,558,660	692,369	1,620,437	720,421
Lease liability - financing leases	637,314	323,089	637,347	323,112	637,199	323,042
Lease liability - operating leases	261,682	128,215	263,255	129,016	264,609	129,706
Security deposits	26,960	9,966	26,989	10,034	33,820	12,680
Other liabilities	12,882	7,547	10,547	5,379	12,161	6,664
Equity	5,491,018	3,201,927	5,544,923	3,225,591	5,668,033	3,330,128
Total Liabilities and Equity	$17,024,672	$8,372,693	$16,885,584	$8,264,973	$17,291,745	$8,438,473

Supplemental Information	17	Third Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	September 30, 2019		June 30, 2019		September 30, 2018

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$239,246	$105,169	$248,446	$108,310	$253,280	$107,543
Escalation and reimbursement revenues	42,464	19,852	36,451	17,017	43,910	20,702
Investment income	1,264	314	1,417	476	4,663	4,469
Other income	3,036	1,123	4,134	1,665	3,016	1,173
Total Revenues, net	$286,010	$126,458	$290,448	$127,468	$304,869	$133,887

Loss on early extinguishment of debt	(1,031)	(258)	—	—	—	—

Expenses
Operating expenses	$50,759	$22,389	$48,514	$20,683	$56,304	$23,887
Operating lease rent	6,713	3,270	6,234	3,026	4,397	2,108
Real estate taxes	53,321	23,920	51,987	23,146	56,747	24,861
Total Operating Expenses	$110,793	$49,579	$106,735	$46,855	$117,448	$50,856

Operating Income	$174,186	$76,621	$183,713	$80,613	$187,421	$83,031

Interest expense, net of interest income	$92,601	$38,295	$93,693	$38,281	$88,328	$34,947
Amortization of deferred financing costs	4,436	1,505	4,782	1,591	4,446	1,390
Depreciation and amortization	100,736	46,557	103,681	48,176	101,538	45,839
Net (Loss) Income	$(23,587)	$(9,736)	$(18,443)	$(7,435)	$(6,891)	$855

Real estate depreciation	100,449	46,500	103,392	48,120	101,247	45,782
FFO Contribution	$76,862	$36,764	$84,949	$40,685	$94,356	$46,637

FAD Adjustments:
Non real estate depreciation and amortization	$287	$57	$289	$56	$291	$57
Amortization of deferred financing costs	4,436	1,505	4,782	1,591	4,446	1,390
Straight-line rental income and other non-cash adjustments	(39,890)	(21,563)	(38,144)	(20,386)	(19,483)	(9,164)
Second cycle tenant improvement	(9,755)	(4,885)	(12,766)	(6,712)	(4,460)	(2,340)
Second cycle leasing commissions	(2,851)	(1,610)	(983)	(499)	(1,786)	(960)
Revenue enhancing recurring CAPEX	(1,485)	(563)	(1,054)	(368)	(220)	(68)
Non-revenue enhancing recurring CAPEX	(5,383)	(2,647)	(6,907)	(3,002)	(2,813)	(1,488)
Total FAD Adjustments	$(54,641)	$(29,706)	$(54,783)	$(29,320)	$(24,025)	$(12,573)

First cycle tenant improvement	$373	$110	$5,943	$3,106	$40,089	$19,242
First cycle leasing commissions	$123	$75	$133	$68	$752	$284
Development costs	$127,656	$90,649	$147,326	$104,617	$125,459	$89,088
Redevelopment costs	$25,822	$13,120	$5,115	$2,258	$8,743	$4,534
Capitalized interest	$7,164	$5,087	$5,571	$3,956	$12,496	$7,362

Supplemental Information	18	Third Quarter 2019

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Nine Months Ended		Nine Months Ended
	September 30, 2019		September 30, 2018

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$745,584	$325,211	$799,256	$341,442
Escalation and reimbursement revenues	117,959	55,127	121,736	57,125
Investment income	10,332	3,017	10,027	9,263
Other income	10,102	3,852	8,986	3,507
Total Revenues, net	$883,977	$387,207	$940,005	$411,337

Loss on early extinguishment of debt	(1,031)	(258)	—	—

Expenses
Operating expenses	$153,397	$65,928	$166,433	$69,014
Operating lease rent	18,848	9,156	13,247	6,351
Real estate taxes	159,544	70,705	169,612	72,970
Total Operating Expenses	$331,789	$145,789	$349,292	$148,335

Operating Income	$551,157	$241,160	$590,713	$263,002

Interest expense, net of interest income	$282,917	$115,983	$269,717	$107,397
Amortization of deferred financing costs	14,434	4,664	16,912	4,815
Depreciation and amortization	308,748	142,861	318,113	141,023
Net (Loss) income	$(54,942)	$(22,348)	$(14,029)	$9,767

Real estate depreciation	307,883	142,691	317,222	140,851
FFO Contribution	$252,941	$120,343	$303,193	$150,618

FAD Adjustments:
Non real estate depreciation and amortization	$865	$170	$891	$172
Amortization of deferred financing costs	14,434	4,664	16,912	4,815
Straight-line rental income and other non-cash adjustments	(119,500)	(63,975)	(64,933)	(32,904)
Second cycle tenant improvement	(24,811)	(12,479)	(50,745)	(17,125)
Second cycle leasing commissions	(5,431)	(2,833)	(10,264)	(3,808)
Revenue enhancing recurring CAPEX	(2,771)	(1,026)	(1,419)	(308)
Non-revenue enhancing recurring CAPEX	(14,268)	(6,312)	(6,447)	(3,238)
Total FAD Adjustments	$(151,482)	$(81,791)	$(116,005)	$(52,396)

First cycle tenant improvement	$12,180	$5,195	$99,133	$52,198
First cycle leasing commissions	$501	$268	$4,372	$1,195
Development costs	$424,031	$301,106	$363,638	$155,896
Redevelopment costs	$30,161	$14,754	$25,149	$13,733
Capitalized Interest	$17,664	$12,543	$37,275	$22,128

Supplemental Information	19	Third Quarter 2019

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Nine Months Ended
	September 30,	September 30,	June 30,	September 30,	September 30,
	2019	2018	2019	2019	2018

Net Operating Income (1)	$135,744	$140,223	$138,358	$409,607	$408,767
SLG share of property NOI from unconsolidated JVs	76,552	78,497	79,556	237,811	253,324
NOI including SLG share of unconsolidated JVs	$212,296	$218,720	$217,914	$647,418	$662,091
Partners' share of NOI - consolidated JVs	(536)	(601)	(488)	(1,532)	(1,662)
NOI - SLG share	$211,760	$218,119	$217,426	$645,886	$660,429

NOI, including SLG share of unconsolidated JVs	$212,296	$218,720	$217,914	$647,418	$662,091
Free rent (net of amortization)	(16,729)	(6,058)	(16,012)	(49,187)	(15,377)
Amortization of acquired above and below-market leases, net	(5,281)	(5,592)	(5,503)	(16,393)	(17,808)
Straight-line revenue adjustment	(5,822)	(5,915)	(4,615)	(15,493)	(15,742)
Straight-line tenant credit loss	848	161	18	3,602	(890)
Operating lease straight-line adjustment	888	1,344	988	2,848	3,337
Cash NOI, including SLG share of unconsolidated JVs	$186,200	$202,660	$192,790	$572,795	$615,611
Partners' share of cash NOI - consolidated JVs	(564)	(529)	(502)	(1,570)	(1,603)
Cash NOI - SLG share	$185,636	$202,131	$192,288	$571,225	$614,008

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended September 30, 2019		Nine Months Ended September 30, 2019

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Operating Properties	$181,509	$159,025	$545,620	$480,135
Suburban Operating Properties	7,429	6,857	23,324	22,577
Retail Operating Properties	12,897	11,732	39,741	36,058
Residential Operating Properties	7,768	7,614	23,854	23,400
Development/Redevelopment	3,034	1,175	6,821	3,228
Total Operating and Development	212,637	186,403	639,360	565,398
Property Dispositions	(65)	(65)	4,426	3,418
Other (2)	(812)	(702)	2,100	2,409
Total	$211,760	$185,636	$645,886	$571,225

(1) Portfolio composition consistent with property tables found on pages 29-32
(2) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company

Supplemental Information	20	Third Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$209,230	$209,914	(0.3)%	$211,369	$628,354	$618,600	1.6%
	Escalation & reimbursement revenues	31,924	28,874	10.6%	27,950	87,130	81,713	6.6%
	Other income	6,251	1,289	384.9%	4,541	11,388	10,307	10.5%
	Total Revenues	$247,405	$240,077	3.1%	$243,860	$726,872	$710,620	2.3%

Expenses
	Operating expenses	$52,720	$51,406	2.6%	$51,400	$155,930	$153,852	1.4%
	Operating lease rent	8,295	8,308	(0.2)%	8,298	24,891	24,923	(0.1)%
	Real estate taxes	48,929	46,173	6.0%	46,067	141,057	134,311	5.0%
		$109,944	$105,887	3.8%	$105,765	$321,878	$313,086	2.8%

	Operating Income	$137,461	$134,190	2.4%	$138,095	$404,994	$397,534	1.9%

	Interest expense & amortization of financing costs	$21,001	$25,001	(16.0)%	$17,368	$55,645	$79,331	(29.9)%
	Depreciation & amortization	61,958	65,002	(4.7)%	61,715	184,617	188,071	(1.8)%

	Income before noncontrolling interest	$54,502	$44,187	23.3%	$59,012	$164,732	$130,132	26.6%
Plus:	Real estate depreciation & amortization	61,895	64,939	(4.7)%	61,651	184,427	187,873	(1.8)%
	FFO Contribution	$116,397	$109,126	6.7%	$120,663	$349,159	$318,005	9.8%

Less:	Non–building revenue	2,664	239	1,014.6%	196	2,942	5,099	(42.3)%

Plus:	Interest expense & amortization of financing costs	21,001	25,001	(16.0)%	17,368	55,645	79,331	(29.9)%
	Non-real estate depreciation	63	63	—%	64	190	198	(4.0)%
	NOI	$134,797	$133,951	0.6%	$137,899	$402,052	$392,435	2.5%

Cash Adjustments
Less:	Free rent (net of amortization)	$4,744	$6,948	(31.7)%	$6,078	$16,445	$16,801	(2.1)%
	Straight-line revenue adjustment	(1,557)	(1,254)	24.2%	(2,529)	(6,763)	(8,746)	(22.7)%
	Amortization of acquired above and below-market leases, net	902	1,320	(31.7)%	922	2,770	4,241	(34.7)%
Plus:	Operating lease straight-line adjustment	514	524	(1.9)%	514	1,542	1,572	(1.9)%
	Straight-line tenant credit loss	848	158	436.7%	17	3,739	(924)	(504.7)%
	Cash NOI	$132,070	$127,619	3.5%	$133,959	$394,881	$380,787	3.7%

Operating Margins
	NOI to real estate revenue, net	55.1%	55.9%		56.6%	55.5%	55.6%
	Cash NOI to real estate revenue, net	54.0%	53.2%		55.0%	54.5%	54.0%

	NOI before operating lease rent/real estate revenue, net	58.5%	59.3%		60.0%	59.0%	59.2%
	Cash NOI before operating lease rent/real estate revenue, net	57.1%	56.5%		58.2%	57.8%	57.3%

Supplemental Information	21	Third Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$97,457	$97,001	0.5%	$98,562	$295,562	$296,413	(0.3)%
	Escalation & reimbursement revenues	19,715	19,649	0.3%	16,302	53,533	54,163	(1.2)%
	Other income	567	452	25.4%	1,105	2,237	1,148	94.9%
	Total Revenues	$117,739	$117,102	0.5%	$115,969	$351,332	$351,724	(0.1)%

Expenses
	Operating expenses	$21,543	$21,823	(1.3)%	$19,224	$61,581	$62,297	(1.1)%
	Operating lease rent	1,927	1,922	—%	1,937	5,785	5,793	—%
	Real estate taxes	22,263	22,590	(1.4)%	21,086	64,440	65,296	(1.3)%
		$45,733	$46,335	(1.3)%	$42,247	$131,806	$133,386	(1.2)%

	Operating Income	$72,006	$70,767	1.8%	$73,722	$219,526	$218,338	0.5%

	Interest expense & amortization of financing costs	$34,571	$34,188	1.1%	$34,783	$104,354	$99,677	4.7%
	Depreciation & amortization	40,822	41,982	(2.8)%	42,174	124,216	125,339	(0.9)%

	Loss before noncontrolling interest	$(3,387)	$(5,403)	(37.3)%	$(3,235)	$(9,044)	$(6,678)	35.4%
Plus:	Real estate depreciation & amortization	40,765	41,925	(2.8)%	42,117	124,047	125,171	(0.9)%
	FFO Contribution	$37,378	$36,522	2.3%	$38,882	$115,003	$118,493	(2.9)%

Less:	Non–building revenue	233	165	41.2%	649	1,088	510	113.3%

Plus:	Interest expense & amortization of financing costs	34,571	34,188	1.1%	34,783	104,354	99,677	4.7%
	Non-real estate depreciation	57	57	—%	57	169	168	0.6%
	NOI	$71,773	$70,602	1.7%	$73,073	$218,438	$217,828	0.3%

Cash Adjustments
Less:	Free rent (net of amortization)	$11,150	$(1,244)	(996.3)%	$9,815	$31,475	$(1,648)	(2,009.9)%
	Straight-line revenue adjustment	4,589	5,122	(10.4)%	4,827	14,588	16,623	(12.2)%
	Amortization of acquired above and below-market leases, net	4,122	4,065	1.4%	4,248	12,632	11,616	8.7%
Plus:	Operating lease straight-line adjustment	107	258	—%	208	573	773	—%
	Straight-line tenant credit loss	—	—	—%	1	298	—	—%
	Cash NOI	$52,019	$62,917	(17.3)%	$54,392	$160,614	$192,010	(16.4)%

Operating Margins
	NOI to real estate revenue, net	61.1%	60.4%		63.4%	62.4%	62.0%
	Cash NOI to real estate revenue, net	44.3%	53.8%		47.2%	45.9%	54.7%

	NOI before operating lease rent/real estate revenue, net	62.7%	62.0%		65.0%	64.0%	63.7%
	Cash NOI before operating lease rent/real estate revenue, net	45.8%	55.2%		48.7%	47.3%	56.1%

Supplemental Information	22	Third Quarter 2019

SELECTED FINANCIAL DATA 2019 Same Store Net Operating Income Unaudited (Dollars in Thousands)

		Three Months Ended			Three Months Ended	Nine Months Ended
		September 30,	September 30,		June 30,	September 30,	September 30,
		2019	2018	%	2019	2019	2018	%
Revenues
	Rental revenue, net	$209,230	$209,914	(0.3)%	$211,369	$628,354	$618,600	1.6%
	Escalation & reimbursement revenues	31,924	28,874	10.6%	27,950	87,130	81,713	6.6%
	Other income	6,251	1,289	384.9%	4,541	11,388	10,307	10.5%
	Total Revenues	$247,405	$240,077	3.1%	$243,860	$726,872	$710,620	2.3%

	Equity in Net Loss from Unconsolidated Joint Ventures (1)	$(3,387)	$(5,403)	(37.3)%	$(3,235)	$(9,044)	$(6,678)	35.4%
Expenses
	Operating expenses	$52,720	$51,406	2.6%	$51,400	$155,930	$153,852	1.4%
	Operating lease rent	8,295	8,308	(0.2)%	8,298	24,891	24,923	(0.1)%
	Real estate taxes	48,929	46,173	6.0%	46,067	141,057	134,311	5.0%
		$109,944	$105,887	3.8%	$105,765	$321,878	$313,086	2.8%

	Operating Income	$134,074	$128,787	4.1%	$134,860	$395,950	$390,856	1.3%

	Interest expense & amortization of financing costs	$21,001	$25,001	(16.0)%	$17,368	$55,645	$79,331	(29.9)%
	Depreciation & amortization	61,958	65,002	(4.7)%	61,715	184,617	188,071	(1.8)%

	Income before noncontrolling interest	$51,115	$38,784	31.8%	$55,777	$155,688	$123,454	26.1%
Plus:	Real estate depreciation & amortization	61,895	64,939	(4.7)%	61,651	184,427	187,873	(1.8)%
	Joint Ventures Real estate depreciation & amortization (1)	40,765	41,925	(2.8)%	42,117	124,047	$125,171	(0.9)%
	FFO Contribution	$153,775	$145,648	5.6%	$159,545	$464,162	$436,498	6.3%

Less:	Non–building revenue	$2,664	$239	1,014.6%	$196	$2,942	$5,099	(42.3)%
	Joint Ventures Non–building revenue (1)	233	165	41.2%	649	1,088	510	113.3%

Plus:	Interest expense & amortization of financing costs	21,001	25,001	(16.0)%	17,368	55,645	79,331	(29.9)%
	Joint Ventures Interest expense & amortization of financing costs (1)	34,571	34,188	1.1%	34,783	104,354	99,677	4.7%
	Non-real estate depreciation	63	63	—%	64	190	198	(4.0)%
	Joint Ventures Non-real estate depreciation (1)	57	57	—%	57	169	168	0.6%
	NOI	$206,570	$204,553	1.0%	$210,972	$620,490	$610,263	1.7%

Cash Adjustments
	Non-cash adjustments	$(2,727)	$(6,332)	(56.9)%	$(3,940)	$(7,171)	$(11,648)	(38.4)%
	Joint Venture non-cash adjustments (1)	(19,754)	(7,685)	157.0%	(18,681)	(57,824)	(25,818)	124.0%
	Cash NOI	$184,089	$190,536	(3.4)%	$188,351	$555,495	$572,797	(3.0)%

Operating Margins
	NOI to real estate revenue, net	57.0%	57.3%		58.8%	57.8%	57.7%
	Cash NOI to real estate revenue, net	50.8%	53.4%		52.5%	51.7%	54.2%

	NOI before operating lease rent/real estate revenue, net	59.8%	60.2%		61.6%	60.6%	60.7%
	Cash NOI before operating lease rent/real estate revenue, net	53.5%	56.1%		55.1%	54.4%	56.9%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Third Quarter 2019

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal				2019	Initial		Principal	As-Of
	Ownership	Outstanding				Principal	Maturity		Due at	Right	Earliest
Fixed rate debt	Interest (%)	9/30/2019		Coupon (1)		Amortization	Date		Maturity	Extension	Prepayment (2)
Secured fixed rate debt
762 Madison Avenue	90.0	$771		5.00%		$—	Feb-22		$771	—	Open
100 Church Street	100.0	210,382		4.68%		3,885	Jul-22		197,784	—	Apr-22
420 Lexington Avenue	100.0	300,000		3.99%		835	Oct-24		272,749	—	Jul-24
400 East 58th Street	90.0	39,306		3.00%		837	Nov-26		33,840	—	Open
Landmark Square	100.0	100,000		4.90%		—	Jan-27		100,000	—	Oct-26
485 Lexington Avenue	100.0	450,000		4.25%		—	Feb-27		450,000	—	Oct-26
1080 Amsterdam	92.5	35,297		3.59%		684	Feb-27		29,527	—	Open
315 West 33rd Street - The Olivia	100.0	250,000		4.17%		—	Feb-27		250,000	—	Open
		$1,385,756		4.24%		$6,241			$1,334,671
Unsecured fixed rate debt
Unsecured notes		$250,000		7.75%		$—	Mar-20		$250,000	—	Open
Unsecured notes		499,669		3.25%		—	Oct-22		500,000	—	Open
Unsecured notes		303,404		4.50%		—	Dec-22		300,000	—	Open
Term loan (swapped)		1,000,000		3.19%	(3)	—	Mar-23	(3)	1,000,000	—	Open
Unsecured notes		100,000		4.27%		—	Dec-25		100,000	—	Open
		$2,153,073		3.97%		$—			$2,150,000

Total Fixed Rate Debt		$3,538,829		4.07%		$6,241			$3,484,671
Floating rate debt
Secured floating rate debt
FHLB Facility (LIBOR + 18 bps)		$14,500		2.20%		$—	Dec-19		$14,500	—	Open
FHLB Facility (LIBOR + 26 bps)		10,000		2.28%		—	Jan-20		10,000	—	Open
FHLB Facility (LIBOR + 31.5 bps)		15,000		2.33%		—	Feb-20		15,000	—	Open
Debt & preferred equity facility (LIBOR + 222 bps)		190,107		4.24%	(4)	—	Jun-20		190,107	Jun-22	Open
133 Greene Street (LIBOR + 200 bps)	100.0	15,523		4.02%		—	Aug-20		15,523	—	Open
106 Spring Street (LIBOR + 250 bps)	100.0	38,025		4.52%		—	Jan-21		38,025	—	Open
609 Fifth Avenue (LIBOR + 240 bps)	100.0	52,990		4.42%		—	Mar-21		52,990	Mar-22	Open
185 Broadway (LIBOR + 285 bps)	100.0	115,886		4.87%		—	Nov-21		115,886	—	Open
712 Madison Avenue (LIBOR + 250 bps)	100.0	28,000		4.52%		—	Dec-21		28,000	—	Open
460 West 34th Street (LIBOR + 222.5 bps)	70.9	310,236		4.24%		—	May-22		310,236	—	Open
Suburban Loan (LIBOR + 279 bps)	100.0	228,660	(5)	4.80%		—	Jul-22		228,660	—	Open
719 Seventh Avenue (LIBOR + 120 bps)	75.0	50,000		3.22%		—	Sep-23		50,000	—	Open
		$1,068,927		4.33%		$—			$1,068,927
Unsecured floating rate debt
Unsecured notes (3mo. LIBOR + 98 bps)		$350,000		3.07%		$—	Aug-21		$350,000	—	Open
Revolving credit facility (LIBOR + 100 bps)		335,000		3.02%		—	Mar-22		335,000	Mar-23	Open
Term loan (LIBOR + 110 bps)		300,000		3.12%		—	Mar-23		300,000	—	Open
Term loan (LIBOR + 165 bps)		200,000		3.67%	(6)	—	Nov-24		200,000	—	Open
Junior subordinated deferrable interest debentures (3mo. LIBOR + 125 bps)		100,000		3.34%		—	Jul-35		100,000	—	Open
		$1,285,000		3.18%		$—			$1,285,000

Total Floating Rate Debt		$2,353,927		3.70%		$—			$2,353,927

Total Debt - Consolidated		$5,892,756		3.93%		$6,241			$5,838,598

Deferred financing costs		(56,988)
Total Debt - Consolidated, net		$5,835,768		3.93%

Total Debt - Joint Venture, net		$3,883,638		4.08%

Total Debt including SLG share of unconsolidated JV Debt		$9,823,226		3.99%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$9,990,392		4.09%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 2.02% or the 3-month LIBOR rate at the end of the quarter of 2.09%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Represents a blended fixed rate inclusive of the effect of the following swaps: $200 million @ 1.93% maturing November 2020, $200 million @ 1.13% and $100 million @ 1.16% maturing July 2023, $150 million @ 2.70% maturing January 2024, $200 million @ 2.74% and $150 million @ 2.72% maturing January 2026.

(4) The debt and preferred equity facility bears interest on a floating rate basis at a spread to 1-month LIBOR based on the pledged collateral and advance rate.
(5) Collateralized by the properties located at 360 Hamilton Avenue, 100 Summit Lake Drive, 200 Summit Lake Drive and 500 Summit Lake Drive.
(6) Entered into an agreement to reduce the interest rate spread by 65 basis points to LIBOR + 100 bps. This reduction will be effective in November 2019.

Supplemental Information	24	Third Quarter 2019

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2019	Initial		Principal	As-Of
	Ownership	9/30/19				Principal Amortization	Maturity		Due at Maturity	Right	Earliest
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Prepayment (2)
717 Fifth Avenue (mortgage)	10.9	$300,000	$32,748	4.45%		$—	Jul-22		$32,748	—	Open
717 Fifth Avenue (mezzanine)	10.9	355,328	38,788	5.50%		—	Jul-22		38,788	—	Mar-22
650 Fifth Avenue (mortgage)	50.0	210,000	105,000	4.46%		—	Oct-22		105,000	—	Open
650 Fifth Avenue (mezzanine)	50.0	65,000	32,500	5.45%		—	Oct-22		32,500	—	Open
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Open
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Feb-23
1515 Broadway	56.9	842,966	479,386	3.93%		9,855	Mar-25		419,372	—	Sep-24
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Mar-25
800 Third Avenue (swapped)	60.5	177,000	107,120	3.37%		—	Feb-26		107,120	—	Open
400 East 57th Street	41.0	98,265	40,288	3.00%		858	Nov-26		35,889	—	Open
Worldwide Plaza	24.4	1,200,000	292,200	3.98%		—	Nov-27		292,200	—	Jul-27
Stonehenge Portfolio	Various	196,112 (3)	11,289	3.50%		—	Various	(3)	10,114	—	Open
Total Fixed Rate Debt		$5,356,671	$2,238,193	4.07%	(4)	$10,713			$2,172,605
Floating rate debt
121 Greene Street (LIBOR + 150 bps)	50.0	$15,000	$7,500	3.52%		$—	Nov-19		$7,500	—	Open
10 East 53rd Street (LIBOR + 225 bps)	55.0	170,000	93,500	4.27%		—	Feb-20		93,500	—	Open
280 Park Avenue (LIBOR + 173 bps)	50.0	1,200,000	600,000	3.75%		—	Sep-20		600,000	Sep-24	Open
1552 Broadway (LIBOR + 265 bps)	50.0	195,000	97,500	4.67%		—	Oct-20		97,500	—	Open
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	3.47%		—	Jan-21		6,900	Jan-23	Open
100 Park Avenue (LIBOR + 175 bps)	49.9	357,897	178,591	3.77%		1,512	Feb-21		175,858	—	Open
One Vanderbilt (LIBOR + 275 bps)	71.0	619,258	439,735	4.77%		—	Sep-21		439,735	—	Open
2 Herald Square (LIBOR + 155 bps)	51.0	150,000	76,500	3.57%		—	Nov-21		76,500	—	Open
55 West 46th Street - Tower 46 (LIBOR + 125 bps)	25.0	192,524	48,131	3.27%		—	Aug-22		48,131	—	Open
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	5.42%		—	Sep-23		33,431	—	Open
605 West 42nd Street - Sky (LIBOR + 144 bps)	20.0	550,000	110,000	3.46%		—	Aug-27		110,000	—	Open
21 East 66th Street (T 12 mos + 275 bps)	32.3	1,515	489	4.50%		28	Jun-33		4	—	Open
Total Floating Rate Debt		$3,539,744	$1,692,277	4.09%	(4)	$1,540			$1,689,059
Total unconsolidated JV Debt		$8,896,415	$3,930,470	4.08%	(4)	$12,253			$3,861,664
	Deferred financing costs	(97,400)	(46,832)
Total unconsolidated JV Debt, net		$8,799,015	$3,883,638	4.08%

(1) Coupon for floating rate debt determined using the effective 1-month LIBOR rate at the end of the quarter of 2.02%. Coupon for loans that are subject to LIBOR floors were determined using the LIBOR floors.

(2) Loans noted as "open" may be subject to certain fees, premiums or penalties.
(3) Amount is comprised of $132.6 million and $63.5 million in fixed-rate mortgages that mature in April 2028 and July 2029, respectively.
(4) The weighted average coupon is calculated based on SL Green's share of the outstanding debt.

SL GREEN REALTY CORP.					Composition of Debt

Revolving Credit Facility Covenants						Fixed Rate Debt
	Actual	Required					Consolidated		$3,538,829
Total Debt / Total Assets	38.6%	Less than 60%					SLG Share of JV		2,238,193
Fixed Charge Coverage	2.49x	Greater than 1.4x				Total Fixed Rate Debt			$5,777,022	58.8%
Maximum Secured Indebtedness	16.4%	Less than 50%
Maximum Unencumbered Leverage Ratio	41.1%	Less than 60%				Floating Rate Debt
							Consolidated		$2,353,927
Unsecured Notes Covenants							SLG Share of JV		1,692,277
	Actual	Required							4,046,204	41.2%
Total Debt / Total Assets	39.8%	Less than 60%			Debt & Preferred Equity and Other Investments				(1,019,740)	(10.4)%
Secured Debt / Total Assets	21.8%	Less than 40%				Total Floating Rate Debt			$3,026,464	30.8%
Debt Service Coverage	2.80x	Greater than 1.5x
Unencumbered Assets / Unsecured Debt	305.5%	Greater than 150%					Total Debt		$9,823,226

Supplemental Information	25	Third Quarter 2019

SUMMARY OF GROUND LEASE ARRANGEMENTS Unaudited (Dollars in Thousands)

	2019 Scheduled	2020 Scheduled	2021 Scheduled	2022 Scheduled	Lease	Year of Final
Property	Cash Payment	Cash Payment	Cash Payment	Cash Payment	Liabilities (1)	Expiration (2)

Consolidated Ground Lease Arrangements

Operating Leases
1185 Avenue of the Americas	$6,909	$6,909	$6,909	$6,909	$96,228	2043
625 Madison Avenue	4,613	4,613	4,613	2,306 (3)	12,024	2054
420 Lexington Avenue	10,899	11,174	11,199	11,199	181,525	2080
711 Third Avenue	5,500	5,500	5,500	5,500	56,291	2083	(4)
461 Fifth Avenue	2,100	2,100	2,250	2,400	15,331	2084	(5)
1055 Washington Blvd, Stamford	615	615	615	615	10,093	2090
1080 Amsterdam Avenue	226	314	314	314	7,228	2111
30 East 40th Street	204	212	229	229	5,308	2114
Other	41	71	73	76	633	Various
Total	$31,107	$31,508	$31,702	$29,548	$384,661

Financing Leases
1080 Amsterdam Avenue	$315	$436	$436	$436	$22,297	2111
30 East 40th Street	2,096	2,183	2,358	2,358	21,954	2114
Total	$2,411	$2,619	$2,794	$2,794	$44,251

Unconsolidated Joint Venture Ground Lease Arrangements (SLG Share)

Operating Leases
650 Fifth Avenue (Floors 4-6)	$1,645	$1,645	$1,659	$1,790	$18,783	2053
650 Fifth Avenue (Floors b-3)	1,284	1,284	1,284	1,283	27,406	2062
1560 Broadway	6,491	6,811	6,861	6,861	76,775	2114
333 East 22nd Street	217	217	222	238	5,251	2115
Total	$9,637	$9,957	$10,026	$10,172	$128,215

Financing Leases
650 Fifth Avenue (Floors b-3)	$6,695	$6,695	$6,695	$6,695	$97,056	2062
2 Herald Square	6,765	6,934	7,107	7,285	226,033	2077	(5)
Total	$13,460	$13,629	$13,802	$13,980	$323,089

(1) Per the balance sheet at September 30, 2019.
(2) Reflects exercise of all available renewal options.
(3) Reflects known cash payments through ground rent reset date.
(4) Reflects 50% of the annual ground rent payment as the Company owns 50% of the fee interest.
(5) The Company has an option to purchase the ground lease for a fixed price on a specific date.

Supplemental Information	26	Third Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
	Book Value (1)		Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

9/30/2018	$1,977,057		$2,072,310	8.70%	8.68%

Debt investment originations/fundings/accretion(4)	171,832
Preferred Equity investment originations/accretion(4)	145,399
Redemptions/Sales/Syndications/Amortization	(194,895)
12/31/2018	$2,099,393		$2,053,913	8.88%	9.01%

Debt investment originations/fundings/accretion(4)	436,819
Preferred Equity investment originations/accretion(4)	3,416
Redemptions/Sales/Syndications/Amortization	(267,387)
3/31/2019	$2,272,241		$2,239,180	8.76%	8.78%

Debt investment originations/fundings/accretion(4)	98,878
Preferred Equity investment originations/accretion(4)	3,807
Redemptions/Sales/Syndications/Amortization	(146,014)
6/30/2019	$2,228,912		$2,216,132	8.99%	9.05%

Debt investment originations/fundings/accretion(4)	33,009
Preferred Equity investment originations/accretion(4)	3,746
Redemptions/Sales/Syndications/Amortization	(311,111)
9/30/2019	$1,954,556	(5)	$2,115,865	9.05%	8.96%

(1) Net of unamortized fees, discounts, and premiums.
(2) Excludes accelerated fee income resulting from early repayment.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.
(5) Excludes debt and preferred equity investments totaling $34.6 million with a weighted average current yield of 6.56% that are included in other balance sheet line items.

Supplemental Information	27	Third Quarter 2019

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF	Yield During Quarter (1)	At End Of Quarter (2)

Senior Mortgage Debt	$446,827	$930	$447,757		$—	$539	7.44%	7.58%

Junior Mortgage Participation	31,953	—	31,953		100,000	$6,746	10.94%	8.61%

Mezzanine Debt	540,960	693,377	1,234,337		6,484,666	$911	9.60%	9.37%

Preferred Equity	—	240,509	240,509		272,000	$812	9.47%	9.51%

Balance as of 9/30/19	$1,019,740	$934,816	$1,954,556	(3)	$6,856,666	$909	9.05%	8.96%

(1) Excludes accelerated fee income resulting from early repayment.
(2) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment.

(3) Net of unamortized fees, discounts, and premiums. Excludes debt and preferred equity investments totaling $34.6 million with a weighted average current yield of 6.56% that are included in other balance sheet line items.

	Debt and Preferred Equity Principal Maturity Profile (1)
	2019	2020	2021	2022	2023 & Thereafter
Floating Rate	135,630	498,759	385,352	—	—
Fixed Rate	—	419,283	3,500	210,539	301,493
Sub-total	135,630	918,042	388,852	210,539	301,493

(1) The weighted average maturity of the outstanding balance is 1.61 years. Approximately 57.0% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 2.67 years.

Supplemental Information	28	Third Quarter 2019

10 LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior		Yield At End
Investment Type	9/30/2019	Type	Location	Financing	Last $ PSF (2)	Of Quarter (3)

Mezzanine Loan	$220,321	Office	Manhattan	$1,160,000	$1,202	9.32%

Mezzanine Loan	211,105	Fee	Manhattan	323,003	$916	8.58%

Mortgage and Mezzanine Loans	194,545	Residential	Manhattan	—	$832	7.15%

Mezzanine Loan and Preferred Equity	152,145	Office	Manhattan	1,768,000	$1,044	11.03%

Preferred Equity	143,614	Office	Manhattan	272,000	$655	7.06%

Mortgage and Mezzanine Loans	98,960	Office	Manhattan	402,237	$88	12.47%

Mortgage and Mezzanine Loans	94,730	Multi-Family Rental	Manhattan	579,997	$947	9.55%

Mezzanine Loan	92,922	Office	Manhattan	—	$305	5.22%

Mezzanine Loan	92,185	Residential	Manhattan	—	$854	11.12%

Mortgage Loan	69,661	Multi-Family Rental	Brooklyn	—	$115	9.93%

Total	$1,370,188			$4,505,237		8.97%

(1) Net of unamortized fees, discounts, and premiums.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on accounting income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter.

Supplemental Information	29	Third Quarter 2019

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store"
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	69,446	0.3	93.9	93.9	94.9	94.3	92.9	$5,132		0.2	56
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.0	99.3	99.3	99.6	99.6	99.6	48,295	5.4	3.7	19
110 East 42nd Street	100.0	Grand Central	Fee Interest	1	215,400	0.8	84.9	84.0	85.4	79.2	77.5	11,424	1.3	0.9	26
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	0.9	93.1	93.3	90.3	77.3	83.0	15,725	1.8	1.2	61
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.3	95.6	95.5	94.5	99.5	99.6	43,655	4.9	3.3	26
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	1,135,000	4.4	97.0	90.9	90.9	88.8	89.3	68,274	7.6	5.2	37
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.8	96.1	100.0	97.8	100.0	91.9	15,206	1.7	1.2	8
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	4.6	91.2	93.0	93.1	95.7	95.4	81,000	9.0	6.2	191
461 Fifth Avenue	100.0	Midtown	Leasehold Interest (1)	1	200,000	0.8	90.6	82.2	79.0	79.0	79.0	17,449	1.9	1.3	12
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.6	84.2	84.2	84.2	81.0	81.0	57,522	6.4	4.4	29
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.6	99.9	99.9	99.9	99.9	99.9	45,916	5.1	3.5	9
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	2.2	97.1	97.1	98.0	98.8	98.8	58,881	6.6	4.5	22
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	104,000	0.4	100.0	100.0	100.0	100.0	100.0	10,112	1.1	0.8	2
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	163,000	0.6	100.0	100.0	100.0	100.0	100.0	15,474	1.7	1.2	6
711 Third Avenue	100.0 (2)	Grand Central North	Leasehold Interest (2)	1	524,000	2.0	97.0	97.0	97.0	93.7	90.3	36,358	4.1	2.8	22
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	3.0	92.7	92.7	93.3	98.0	96.5	46,899	5.2	3.6	28
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.7	94.1	93.8	97.6	97.6	94.2	48,028	5.4	3.7	48
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.1	92.7	92.7	85.6	85.5	82.2	94,611	10.5	7.2	14
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.2	91.0	91.2	89.5	89.8	88.5	42,553	4.7	3.3	41
1 Madison Avenue	100.0	Park Avenue South	Fee Interest	1	1,176,900	4.5	100.0	100.0	100.0	100.0	100.0	74,842	8.3	5.7	3

Subtotal / Weighted Average				20	12,387,091	47.8%	94.7%	94.2%	93.7%	93.7%	92.8%	$837,357	92.8%	64.0%	660

Total / Weighted Average Consolidated Properties				20	12,387,091	47.8%	94.7%	94.2%	93.7%	93.7%	92.8%	$837,357	92.8%	64.0%	660

UNCONSOLIDATED PROPERTIES
"Same Store"
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.4	94.3	95.4	95.4	83.7	83.7	$32,248		1.4	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	8.9	95.7	95.7	100.0	100.0	100.0	153,137		7.0	10
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.2	81.3	78.6	79.0	90.0	91.2	57,209		2.2	33
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	4.7	88.0	91.1	89.5	89.5	92.8	116,407		4.5	36
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.0	96.5	91.9	93.1	93.1	92.4	38,691		1.8	40
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	5.6	100.0	100.0	100.0	100.0	100.0	101,087		4.0	9
Added to Same Store in 2019
55 West 46th Street - Tower 46	25.0	Midtown	Fee Interest	1	347,000	1.3	86.5	86.5	73.5	72.1	62.4	25,464		0.5	14
1515 Broadway	57.0	Times Square	Fee Interest	1	1,750,000	6.8	94.9	94.9	98.5	98.5	98.5	133,644		5.8	12
Worldwide Plaza	24.4	Westside	Fee Interest	1	2,048,725	7.9	96.8	96.8	96.9	96.9	98.5	143,739		2.7	25

Subtotal / Weighted Average				9	10,847,183	41.9%	94.1%	94.0%	95.0%	95.5%	95.9%	$801,627		29.8%	218

"Non Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.4	81.9	73.6	73.6	73.4	81.6	$31,848		1.2	4

Subtotal / Weighted Average				1	369,000	1.4%	81.9%	73.6%	73.6%	73.4%	81.6%	$31,848		1.2%	4

Total / Weighted Average Unconsolidated Properties				10	11,216,183	43.3%	93.7%	93.4%	94.3%	94.7%	95.4%	$833,476		31.0%	222

Manhattan Operating Properties Grand Total / Weighted Average				30	23,603,274	91.1%	94.2%	93.8%	94.0%	94.2%	94.1%	$1,670,832			882
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,240,480		95.0%
Manhattan Operating Properties Same Store Occupancy %					23,234,274	98.4%	94.4%	94.1%	94.3%	94.5%	94.3%
Manhattan Operating Properties Same Store Leased Occupancy %							95.3%	95.2%	95.8%	96.0%	96.1%

(1) The Company has an option to acquire the fee interest for a fixed price on a specific date.
(2) The Company owns 50% of the fee interest.

Supplemental Information	30	Third Quarter 2019

SELECTED PROPERTY DATA Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Cash Rent ($'s)	100%	SLG%	Tenants
CONSOLIDATED PROPERTIES
"Same Store" Westchester, New York
100 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	250,000	1.0	98.1	97.5	97.5	97.5	92.9	$6,415	0.7	0.5	16
200 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	245,000	0.9	90.0	90.0	86.1	86.1	87.3	5,604	0.6	0.4	7
500 Summit Lake Drive	100.0	Valhalla, New York	Fee Interest	1	228,000	0.9	99.9	99.9	99.9	99.9	100.0	6,298	0.7	0.5	9
360 Hamilton Avenue	100.0	White Plains, New York	Fee Interest	1	384,000	1.5	91.9	91.9	97.3	100.0	100.0	14,862	1.7	1.1	21
"Same Store" Westchester, New York Subtotal/Weighted Average				4	1,107,000	4.3%	94.5%	94.4%	95.4%	96.3%	95.6%	$33,180	3.7%	2.5%	53

"Same Store" Connecticut
1 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	312,000	1.2	83.8	84.3	85.9	88.4	87.7	$8,694	1.0	0.7	56
2 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	46,000	0.2	99.5	99.5	99.5	99.5	97.0	1,185	0.1	0.1	9
3 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	130,000	0.5	59.2	59.2	57.8	58.0	70.9	2,713	0.3	0.2	17
4 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	105,000	0.4	86.2	86.4	88.0	85.3	85.3	2,805	0.3	0.2	14
5 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	61,000	0.2	99.4	99.3	98.6	98.6	98.6	1,053	0.1	0.1	11
6 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	172,000	0.7	93.7	93.7	93.7	93.7	93.7	4,288	0.5	0.3	7
7 Landmark Square	100.0	Stamford, Connecticut	Fee Interest	1	36,800	0.1	100.0	100.0	100.0	100.0	100.0	770	0.1	0.1	2
1055 Washington Boulevard	100.0	Stamford, Connecticut	Leasehold Interest	1	182,000	0.7	88.5	88.5	85.5	85.5	85.5	6,137	0.7	0.5	25
1010 Washington Boulevard	100.0	Stamford, Connecticut	Fee Interest	1	143,400	0.6	78.2	87.0	87.0	89.7	90.4	3,861	0.4	0.3	23
"Same Store" Connecticut Subtotal/Weighted Average				9	1,188,200	4.6%	84.7%	85.9%	85.8%	86.6%	87.8%	$31,504	3.5%	2.4%	164

Total / Weighted Average Consolidated Properties				13	2,295,200	8.9%	89.4%	90.0%	90.4%	91.3%	91.6%	$64,684	7.2%	5.0%	217

Suburban Operating Properties Grand Total / Weighted Average				13	2,295,200	8.9%	89.4%	90.0%	90.4%	91.3%	91.6%	$64,684			217
Suburban Operating Properties Grand Total - SLG share of Annualized Rent												$64,684		5.0%
Suburban Operating Properties Same Store Occupancy %					2,295,200	100.0%	89.4%	90.0%	90.4%	91.3%	91.6%
Suburban Operating Properties Same Store Leased Occupancy %							89.6%	90.0%	91.1%	91.8%	92.1%

Supplemental Information	31	Third Quarter 2019

SELECTED PROPERTY DATA Retail and Residential Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Cash Rent ($'s)	Cash Rent (SLG%)	Tenants

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	2.6	100.0	100.0	100.0	100.0	100.0	$3,013	1.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	2.0	100.0	100.0	100.0	100.0	100.0	3,815	1.4	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	1.1	100.0	100.0	100.0	100.0	100.0	1,711	1.0	2
315 West 33rd Street - The Olivia	100.0	Penn Station	Fee Interest	1	270,132	40.8	100.0	100.0	100.0	100.0	99.4	16,818	19.6	10
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	18.1	100.0	100.0	100.0	100.0	100.0	53,619	6.8	6
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	3.2	100.0	100.0	100.0	100.0	100.0	16,053	18.7	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.9	100.0	100.0	100.0	100.0	100.0	1,983	2.1	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	7.9	100.0	100.0	100.0	100.0	100.0	1,801	2.1	3
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	8.7	88.3	88.3	88.3	88.3	88.3	29,115	16.9	3
Subtotal/Weighted Average				10	563,983	85.3%	98.8%	98.8%	98.8%	98.8%	98.5%	$127,927	69.6%	32

"Non Same Store" Retail
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.8	100.0	100.0	100.0	100.0	100.0	$3,610	2.1	1
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	1.0	100.0	100.0	100.0	100.0	N/A	590	0.7	1
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	10.5	100.0	100.0	100.0	100.0	100.0	34,186	19.9	1
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	1.0	100.0	100.0	100.0	100.0	N/A	3,512	4.1	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	1.5	100.0	100.0	100.0	100.0	100.0	4,127	3.6	1
Subtotal/Weighted Average				5	97,497	14.7%	100.0%	100.0%	100.0%	100.0%	100.0%	$46,025	30.4%	5

Total / Weighted Average Retail Properties				15	661,480	100.0%	99.0%	99.0%	99.0%	99.0%	98.7%	$173,952	100.0%	37

Residential Properties
	Ownership			# of	Useable	Total	Occupancy (%)					Average Monthly (1)	Annualized	Annualized
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Units	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Rent Per Unit ($'s)	Cash Rent ($'s)	Cash Rent (SLG %)

"Same Store" Residential
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest		222,855	333	97.3	94.9	96.1	96.1	95.8	$4,265	$16,530	38.3
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	290,482	263	92.4	95.8	95.4	92.8	91.6	3,778	12,547	11.9
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	140,000	126	93.7	93.7	96.8	95.2	95.2	3,679	5,721	11.9
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	82,250	97	100.0	92.7	90.6	94.8	99.0	4,206	5,171	11.1
Stonehenge Portfolio	Various		Fee Interest	6	445,934	538	95.9	96.1	94.8	94.3	95.4	3,873	27,287	1.7
605 West 42nd Street - Sky	20.0	Westside	Fee Interest	1	927,358	1,175	94.3	93.5	90.9	86.0	88.9	3,624	54,132	25.1
Subtotal/Weighted Average				10	2,108,879	2,532	95.0%	94.5%	93.2%	90.6%	92.2%	$3,806	$121,388	100.0%

Total / Weighted Average Residential Properties				10	2,108,879	2,532	95.0%	94.5%	93.2%	90.6%	92.2%	$3,806	$121,388

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	32	Third Quarter 2019

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized	Annualized	Gross R/E	Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Cash Rent ($'s)	Cash Rent (SLG%)	Book Value	Tenants

Development / Redevelopment
19-21 East 65th Street	100.0	Plaza District	Fee Interest	2	23,610	2.7	3.6	3.6	3.6	18.0	17.0	$31	0.1	$10,358	1
106 Spring Street	100.0	Soho	Fee Interest	1	5,928	0.7	—	—	N/A	N/A	N/A	—	—	80,197	—
460 West 34th Street	70.9	Hudson Yards	Fee Interest	1	638,000	73.2	73.8	76.3	N/A	N/A	N/A	15,340	29.8	456,045	17
562 Fifth Avenue (1)	100.0	Plaza District	Fee Interest	1	42,635	4.9	100.0	100.0	100.0	100.0	100.0	4,500	12.3	68,753	1
609 Fifth Avenue	100.0	Rockefeller Center	Fee Interest	1	160,000	18.4	100.0	96.0	96.0	96.0	—	21,119	57.8	265,812	3
1640 Flatbush Avenue	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	—	—	—	7,374	—
Total / Weighted Average Development / Redevelopment Properties				7	871,173	100.0%	77.4%	78.5%	86.7%	88.2%	20.5%	$40,990	100.0%	$888,539	22

(1) Subject to a long-term, third party net operating lease. The lease contains a property purchase option for $100.0 million with annual escalations in the purchase price starting in December 2018.

Construction in Progress

									Future Equity
					Land Contributed		Equity Contributed		Contributions		Financing		Total
Building	Gross	Ownership	Estimated	Percentage		Market							Development
Address	Sq. Feet	Interest (%)	Occupancy	Leased	Cost	Value Adj	Company	Partners	Company	Partners	Drawn	Available	Budget

One Vanderbilt	1,730,989	71.0	Q3 2020	59.0	$331,490	$235,946	$540,051	$452,513	—	—	$619,258	$1,130,742	$3,310,000 (1)
185 Broadway	259,856	100.0	Q2 2021	—	39,167	—	3,639	—	43,594	—	115,886	109,114	311,400

Total Construction In Progress					$370,657	$235,946	$543,690	$452,513	$43,594	—	$735,144	$1,239,856	$3,621,400

(1) Includes joint venture fees paid to the Company, including development and financing fees, direct personnel expense and leasing commissions, $66.8 million of which have been funded as of September 30, 2019. Also includes up to $50.0 million of additional discretionary owner contingencies.

Supplemental Information	33	Third Quarter 2019

SELECTED PROPERTY DATA Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable	% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet	Sq. Feet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Cash Rent ($'s)	100%	SLG	Tenants

HIGH STREET RETAIL - Consolidated Properties
106 Spring Street (1)	100.0	Soho	Fee Interest	1	5,928	0.3	—	—	N/A	N/A	N/A	$—	—	—	—
133 Greene Street	100.0	Soho	Fee Interest	1	6,425	0.4	100.0	100.0	100.0	100.0	N/A	590	0.2	0.3	1
315 West 33rd Street - "The Olivia"	100.0	Penn Station	Fee Interest	1	217,519	12.3	100.0	100.0	100.0	100.0	99.4	13,164	4.0	6.4	9
712 Madison Avenue	100.0	Plaza District	Fee Interest	1	6,600	0.4	100.0	100.0	100.0	100.0	N/A	3,512	1.1	1.7	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.6	100.0	100.0	100.0	100.0	100.0	4,127	1.3	1.5	1
752-760 Madison Avenue	100.0	Plaza District	Fee Interest	1	21,124	1.2	100.0	100.0	100.0	100.0	100.0	16,053	4.9	7.8	1
762 Madison Avenue	90.0	Plaza District	Fee Interest	1	6,109	0.3	100.0	100.0	100.0	100.0	100.0	1,983	0.6	0.9	5
Williamsburg Terrace	100.0	Brooklyn, New York	Fee Interest	1	52,000	2.9	100.0	100.0	100.0	100.0	100.0	1,801	0.5	0.9	3
1640 Flatbush Avenue (1)	100.0	Brooklyn, New York	Fee Interest	1	1,000	0.1	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				9	326,745	18.5%	97.9%	97.9%	97.9%	99.7%	99.3%	$41,230	12.6%	19.5%	21

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.0	100.0	100.0	100.0	100.0	100.0	$3,013	0.9	0.4	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.7	100.0	100.0	100.0	100.0	100.0	3,815	1.2	0.6	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,610	1.1	0.9	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.4	100.0	100.0	100.0	100.0	100.0	1,711	0.5	0.4	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	3.9	100.0	100.0	100.0	100.0	100.0	34,186	10.4	8.3	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	6.8	100.0	100.0	100.0	100.0	100.0	53,619	16.4	2.8	6
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.3	88.3	88.3	88.3	88.3	88.3	29,115	8.9	7.1	3

Subtotal / Weighted Average				8	289,050	16.4%	97.7%	97.7%	97.7%	97.7%	97.7%	$129,069	39.4%	20.6%	15

Total / Weighted Average Prime Retail				17	615,795	34.9%	97.8%	97.8%	98.7%	98.7%	98.5%	$170,299	52.0%	40.1%	36

OTHER RETAIL - Consolidated Properties
30 East 40th Street	60.0	Grand Central South	Leasehold Interest	1	4,461	0.3	81.1	81.1	81.1	81.1	100.0	$465	0.1	0.1	4
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	3.5	100.0	100.0	100.0	100.0	100.0	3,551	1.1	1.7	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	0.9	86.8	86.8	86.8	98.7	98.7	2,672	0.8	1.3	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	1.8	100.0	100.0	79.9	100.0	100.0	4,969	1.5	2.4	7
220 East 42nd Street	100.0	Grand Central	Fee Interest	1	35,332	2.0	85.6	85.6	85.6	85.6	85.6	2,927	0.9	1.4	5
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.4	66.9	100.0	100.0	100.0	100.0	2,188	0.7	1.1	4
400 East 58th Street	90.0	Upper East Side	Fee Interest	1	3,156	0.2	100.0	100.0	100.0	100.0	100.0	556	0.2	0.2	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	45,263	2.6	90.3	90.3	100.0	100.0	100.0	3,882	1.2	1.9	5
461 Fifth Avenue	100.0	Midtown	Leasehold Interest	1	16,248	0.9	100.0	100.0	100.0	100.0	100.0	2,403	0.7	1.2	2
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.4	100.0	100.0	100.0	100.0	100.0	5,924	1.8	2.9	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	60,389	3.4	100.0	100.0	100.0	100.0	100.0	2,161	0.7	1.1	2
609 Fifth Avenue (1)	100.0	Rockefeller Center	Fee Interest	1	26,811	1.5	100.0	100.0	89.2	89.2	—	9,895	3.0	4.8	2
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	74,937	4.2	91.3	91.3	100.0	100.0	100.0	17,648	5.4	8.6	18
635 Sixth Avenue	100.0	Midtown South	Fee Interest	1	23,250	1.3	100.0	100.0	100.0	100.0	100.0	3,500	1.1	1.7	1
641 Sixth Avenue	100.0	Midtown South	Fee Interest	1	28,500	1.6	100.0	100.0	100.0	100.0	100.0	3,839	1.2	1.9	2
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.5	100.0	100.0	100.0	100.0	100.0	3,186	1.0	1.6	3
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	24,827	1.4	72.3	72.3	72.3	72.3	72.3	2,595	0.8	1.3	6
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.0	100.0	100.0	100.0	100.0	100.0	4,335	1.3	2.1	4
1080 Amsterdam	92.5	Upper West Side	Leasehold Interest	1	1,800	0.1	100.0	100.0	100.0	100.0	100.0	292	0.1	0.1	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	37,326	2.1	100.0	100.0	100.0	100.0	100.0	6,834	2.1	3.3	5
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.0	62.6	100.0	100.0	100.0	100.0	2,387	0.7	1.2	5

Subtotal / Weighted Average				21	620,927	35.2%	93.4%	95.8%	96.1%	97.4%	93.7%	$86,210	26.3%	41.8%	101

(1) Development / Redevelopment properties.

Supplemental Information	34	Third Quarter 2019

SELECTED PROPERTY DATA - CONTINUED Retail Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of	Usable		% of Total	Occupancy (%)					Annualized Retail	Annualized Retail Cash Rent		Total
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Sq. Feet		Sq. Feet	Sep-19	Jun-19	Mar-19	Dec-18	Sep-18	Cash Rent ($'s)	100%	SLG	Tenants

OTHER RETAIL - Unconsolidated Properties
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		5.4	60.6	60.6	60.6	59.9	59.9	$14,278	4.4	3.5	2
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	39,340		2.2	100.0	100.0	100.0	100.0	100.0	3,604	1.1	1.0	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.2	100.0	98.7	98.7	98.7	98.7	3,900	1.2	1.1	5
55 West 46th Street	25.0	Midtown	Leasehold Interest	1	1,191		0.1	100.0	100.0	100.0	100.0	100.0	210	0.1	—	1
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.3	100.0	100.0	100.0	100.0	100.0	3,812	1.2	0.9	9
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	27,896		1.6	13.1	100.0	100.0	100.0	100.0	940	0.3	0.2	2
400 East 57th Street	41.0	Upper East Side	Fee Interest	1	9,717		0.6	66.6	66.6	75.4	75.4	75.4	1,576	0.5	0.3	8
460 West 34th Street (1)	70.9	Hudson Yards	Fee Interest	1	20,850		1.2	71.2	100.0	N/A	N/A	N/A	520	0.2	0.2	5
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.6	100.0	100.0	100.0	100.0	100.0	1,942	0.6	0.6	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		1.8	100.0	100.0	100.0	100.0	100.0	3,632	1.1	0.9	5
1515 Broadway	57.0	Times Square	Fee Interest	1	185,956		10.5	100.0	100.0	100.0	100.0	100.0	32,922	10.1	9.1	9
Worldwide Plaza	24.4	Westside	Fee Interest	1	10,592	(2)	0.6	100.0	100.0	97.2	97.2	97.2	1,447	0.4	0.2	8
Stonehenge Portfolio	Various		Fee Interest	2	19,231		1.1	87.0	87.0	88.9	88.9	83.1	2,285	0.7	0.0	8

Subtotal / Weighted Average				14	529,030		30.0%	86.2%	91.8%	91.6%	91.5%	91.3%	$71,065	21.7%	18.1%	67

Total / Weighted Average Other Retail				35	1,149,957		65.1%	90.1%	94.0%	94.1%	94.8%	92.6%	$157,275	48.0%	59.9%	168

Retail Grand Total / Weighted Average				52	1,765,752		100.0%	92.8%	95.3%	95.7%	96.2%	94.6%	$327,574	100.0%		204
Retail Grand Total - SLG share of Annualized Rent													$205,558		100.0%

(1) Development / Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	35	Third Quarter 2019

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Manhattan, Suburban, Retail, Residential and Development / Redevelopment Properties Unaudited (Dollars in Thousands Except Per SF)

		Ownership	Lease	Total Rentable	Annualized	SLG Share of	% of SLG Share of	Annualized	Credit
Tenant Name	Property	Interest %	Expiration	Square Feet	Cash Rent	Annualized Cash Rent ($)	Annualized Cash Rent (2)	Rent PSF	Rating (1)

Credit Suisse Securities (USA), Inc.	1 Madison Avenue	100.0	Dec 2020	1,142,091	$72,529	$72,529	4.9%	$63.51
	11 Madison Avenue	60.0	May 2037	1,265,841	78,881	47,328	3.2%	62.31
	1055 Washington Blvd	100.0	Jan 2022	2,525	100	100	—%	39.60
				2,410,457	$151,510	$119,957	8.1%	$62.85	A+

Viacom International, Inc.	1515 Broadway	57.0	Jun 2031	1,470,289	94,011	53,586	3.6%	$63.94
			Mar 2028	9,106	1,928	1,099	0.1%	211.72
				1,479,395	$95,939	$54,685	3.7%	$64.85	BBB-

Ralph Lauren Corporation	625 Madison Avenue	100.0	Dec 2019	386,785	32,373	32,373	2.2%	$83.70	A-
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	44,577	26,746	1.8%	$77.02	A-
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	June 2022	577,438	47,434	24,191	1.6%	$82.14
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	20,805	20,805	1.4%	$95.32

The City of New York	100 Church Street	100.0	Mar 2034	510,007	20,010	20,010	1.4%	$39.23
	420 Lexington Avenue	100.0	Oct 2030	4,077	281	281	0.1%	68.83
				514,084	$20,291	$20,291	1.5%	$39.47	Aa1

Visiting Nurse Service of New York	220 East 42nd Street	100.0	Sep 2048	308,115	18,933	18,933	1.3%	$61.45

Giorgio Armani Corporation	752-760 Madison Avenue	100.0	Dec 2024	21,124	16,053	16,053	1.1%	$759.92
	717 Fifth Avenue	10.9	Sep 2022	46,940	23,972	2,613	0.2%	$510.69
	762 Madison Avenue	90.0	Dec 2024	1,264	254	228	—%	$200.66
				69,328	$40,279	$18,894	1.3%	$580.98

Advance Magazine Group, Fairchild Publications	750 Third Avenue	100.0	Feb 2021	286,622	15,053	15,053	1.0%	$52.52
	485 Lexington Avenue	100.0	Feb 2021	52,573	3,705	3,705	0.3%	70.47
				339,195	$18,758	$18,758	1.3%	$55.30

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	334,654	18,034	18,034	1.2%	$53.89
	110 East 42nd Street	100.0	Oct 2021	1,840	130	130	—%	70.43
				336,494	$18,164	$18,164	1.2%	$53.98	Aaa

News America Incorporated	1185 Avenue of the Americas	100.0	Nov 2020	165,086	18,095	18,095	1.2%	$109.61	A

C.B.S. Broadcasting, Inc.	555 West 57th Street	100.0	Dec 2023	338,527	16,768	16,768	1.1%	$49.53
	Worldwide Plaza	24.35	Jan 2027	32,598	2,224	542	0.1%	$68.23
				371,125	$18,992	$17,310	1.2%	$51.17	BBB

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	34,186	17,093	1.2%	$493.91	AA-
Cravath, Swaine & Moore LLP	Worldwide Plaza	24.35	Aug 2024	617,135	67,019	16,319	1.1%	$108.60

Omnicom Group, Inc., Cardinia Real Estate	220 East 42nd Street	100.0	Apr 2032	231,114	14,869	14,869	1.0%	$64.34
	1055 Washington Blvd.	100.0	Oct 2028	23,800	863	863	0.1%	36.25
				254,914	$15,732	$15,732	1.1%	$61.71	BBB+

National Hockey League	1185 Avenue of the Americas	100.0	Nov 2022	148,217	15,571	15,571	1.1%	$105.06

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	134,475	9,417	9,417	0.6%	$70.03
	11 Madison Avenue	60.0	Sep 2030	103,426	9,136	5,482	0.4%	88.33
				237,901	$18,553	$14,899	1.0%	$77.99

Amerada Hess Corp.	1185 Avenue of the Americas	100.0	Dec 2027	167,169	14,833	14,833	1.0%	$88.73	BBB-

WeWork	609 Fifth Avenue	100.0	Apr 2035	138,563	11,224	11,224	0.8%	$81.00
	2 Herald Sqaure	51.0	Feb 2036	123,633	7,063	3,602	0.2%	57.13
				262,196	$18,287	$14,826	1.0%	$69.74

Total				9,511,314	$730,331	$518,475	35.3%	$76.78

(1) Corporate or bond rating from S&P or Moody's.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential, and Development / Redevelopment properties.

Supplemental Information	36	Third Quarter 2019

TENANT DIVERSIFICATION Based on SLG Share of Annualized Cash Rent Unaudited

Category	Manhattan Properties	Suburban Properties

Arts, Ent. & Recreation	4.6%	—%
Business Services	2.4%	—%
Financial Services	32.2%	30.3%
Government / Non Profit	3.7%	1.1%
Legal	8.8%	15.6%
Manufacturing	2.5%	9.8%
Medical	3.3%	0.2%
Other	5.1%	6.2%
Professional Services	7.2%	12.0%
Retail	11.0%	1.0%

TAMI
Technology	1.8%	7.5%
Advertising	3.5%	—%
Media	13.7%	16.3%
Information	0.2%	—%

Total	100.0%	100.0%

Supplemental Information	37	Third Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/19			1,460,517

Space which became available during the Quarter (2):
Office
	10 East 53rd Street	1	3,618	4,019	$100.98
	100 Park Avenue	2	6,517	4,978	92.40
	110 Greene Street	2	836	836	90.87
	125 Park Avenue	1	3,885	4,815	62.31
	280 Park Avenue	3	25,554	26,229	109.89
	420 Lexington Avenue	9	35,275	42,217	65.93
	800 Third Avenue	2	2,943	4,013	70.36
	810 Seventh Avenue	2	11,354	12,295	67.63
	2 Herald Square	1	27,130	27,892	90.54
	Total/Weighted Average	23	117,112	127,294	$82.85

Retail
	280 Park Avenue	1	27,799	24,249	$52.73
	304 Park Avenue South	2	8,310	8,380	181.37
	1350 Avenue of the Americas	1	5,204	6,652	82.90
	Total/Weighted Average	4	41,313	39,281	$85.28

Storage
	280 Park Avenue	1	142	142	$3.52
	420 Lexington Avenue	1	291	291	35.72
	Total/Weighted Average	2	433	433	$25.16

	Total Space which became available during the quarter
	Office	23	117,112	127,294	$82.85
	Retail	4	41,313	39,281	$85.28
	Storage	2	433	433	$25.16
		29	158,858	167,008	$83.27

	Total Available Space		1,619,375

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	38	Third Quarter 2019

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				1,619,375

Office
	100 Park Avenue	5	5.8	15,852	16,246	$88.80	$92.40	$123.39	3.3
	110 East 42nd Street	1	3.1	1,968	1,502	63.00	—	—	1.0
	110 Greene Street	1	0.6	595	595	87.55	85.26	—	—
	125 Park Avenue	1	5.2	4,869	5,833	64.00	63.60	42.73	3.0
	220 East 42nd Street	2	29.1	68,623	75,353	60.48	—	125.72	6.0
	280 Park Avenue	2	7.8	16,510	17,848	95.50	117.28	55.07	9.0
	420 Lexington Avenue	6	6.1	14,675	19,720	66.13	61.63	27.84	0.7
	461 Fifth Avenue	2	10.5	16,964	17,945	87.11	—	115.00	5.4
	800 Third Avenue	3	9.9	27,451	29,515	64.50	62.24	69.10	7.8
	810 Seventh Avenue	2	4.0	13,486	15,143	67.42	—	0.26	1.9
	1350 Avenue of the Americas	1	5.3	4,109	4,160	81.00	—	—	3.0
	2 Herald Square	2	31.0	57,875	66,352	102.17	63.28	113.46	6.0
	Total/Weighted Average	28	19.2	242,977	270,212	$78.21	$71.87	$92.13	5.4

Retail
	11 Madison Avenue	1	10.0	420	496	$90.73	$—	$—	4.0
	Total/Weighted Average	1	10.0	420	496	$90.73	$—	$—	4.0

Leased Space
	Office (3)	28	19.2	242,977	270,212	$78.21	$71.87	$92.13	5.4
	Retail	1	10.0	420	496	$90.73	$—	$—	4.0
	Total	29	19.2	243,397	270,708	$78.23	$71.74	$91.96	5.4

Total Available Space as of 9/30/19				1,375,978

Early Renewals
Office
	30 East 40th Street	1	5.1	1,885	2,296	$62.43	$60.26	$—	1.0
	110 Greene Street	1	25.0	2,829	1,450	35.23	35.23	—	—
	420 Lexington Avenue	3	4.8	16,149	26,725	63.75	56.83	18.09	2.2
	800 Third Avenue	2	5.3	48,612	48,617	75.53	86.21	41.28	0.1
	1350 Avenue of the Americas	1	3.3	1,980	1,988	101.00	101.72	2.03	2.0
	Total/Weighted Average	8	5.4	71,455	81,076	$71.18	$75.26	$30.76	0.8

Retail
	11 Madison Avenue	1	1.8	671	428	$159.12	$119.21	$—	—
	750 Third Avenue	1	10.0	4,327	4,327	226.18	202.46	—	—
	Total/Weighted Average	2	9.3	4,998	4,755	$220.14	$194.97	$—	—

Renewals
	Early Renewals Office	8	5.4	71,455	81,076	$71.18	$75.26	$30.76	0.8
	Early Renewals Retail	2	9.3	4,998	4,755	$220.14	$194.97	$—	—
	Total	10	5.7	76,453	85,831	$79.43	$81.89	$29.06	0.8

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $81.87/rsf for 100,150 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $77.09/rsf for 181,226 rentable SF.

Supplemental Information	39	Third Quarter 2019

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Usable SF	Rentable SF	Escalated Rent/Rentable SF ($'s)(1)

Available Space at 6/30/19			232,313

Space which became available during the Quarter (2):
Office
	1 Landmark Square, Stamford, Connecticut	2	5,036	5,036	$37.99
	4 Landmark Square, Stamford, Connecticut	1	2,900	2,900	35.47
	1010 Washington Boulevard, Stamford, Connecticut	5	14,888	14,888	36.20
	1055 Washington Boulevard, Stamford, Connecticut	1	6,540	6,540	29.86
	Total/Weighted Average	9	29,364	29,364	$35.02

Retail
	4 Landmark Square, Stamford, Connecticut	2	1,091	1,091	$19.74
		2	1,091	1,091	$19.74

Storage
	1055 Washington Boulevard, Stamford, Connecticut	1	561	561	$12.00
	Total/Weighted Average	1	561	561	$12.00

	Total Space which became available during the Quarter
	Office	9	29,364	29,364	$35.02
	Retail	2	1,091	1,091	$19.74
	Storage	1	561	561	$12.00
		12	31,016	31,016	$34.07

	Total Available Space		263,329

(1) Escalated rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(2) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	40	Third Quarter 2019

LEASING ACTIVITY - SUBURBAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Usable SF	Rentable SF	New Cash Rent / Rentable SF(1)	Prev. Escalated Rent/ Rentable SF(2)	TI / Rentable SF	Free Rent # of Months

Available Space				263,329

Office
	100 Summit Lake Drive, Valhalla, New York	1	3.1	1,322	1,184	27.00	—	$—	1.0
	1 Landmark Square, Stamford, Connecticut	2	3.1	3,570	3,570	40.00	40.59	4.61	1.1
	1010 Washington Boulevard, Stamford, Connecticut	1	5.3	2,266	2,266	37.00	35.15	22.50	3.0
	1055 Washington Boulevard, Stamford, Connecticut	1	1.0	6,540	6,540	31.00	29.86	—	—
	Total/Weighted Average	5	2.4	13,698	13,560	$34.02	$32.88	$4.97	0.9

Retail
	4 Landmark Square, Stamford, Connecticut	3	10.8	3,797	3,797	$11.46	$19.74	$—	—
	Total/Weighted Average	3	10.8	3,797	3,797	$11.46	$19.74	$—	—

Storage
	5 Landmark Square, Stamford, Connecticut	1	3.0	100	100	$15.00	$—	$—	—
	1055 Washington Boulevard, Stamford, Connecticut	1	1.0	561	561	$12.00	$12.00	—	—
	Total/Weighted Average	2	1.3	661	661	$12.45	$12.00	$—	—

Leased Space
	Office (3)	5	2.4	13,698	13,560	$34.02	$32.88	$4.97	0.9
	Retail	3	10.8	3,797	3,797	$11.46	$19.74	$—	—
	Storage	2	1.3	661	661	$12.45	$12.00	$—	—
	Total	10	4.2	18,156	18,018	$28.48	$30.78	$3.74	0.7

Total Available Space as of 9/30/19				245,173

Early Renewals
Office
	100 Summit Lake Drive, Valhalla, New York	1	0.5	11,780	11,780	$30.00	$28.36	$—	—
	1 Landmark Square, Stamford, Connecticut	1	1.4	3,795	3,795	35.50	33.68	—	—
	Total/Weighted Average	2	0.7	15,575	15,575	$31.34	$29.66	$—	—

Renewals
	Early Renewals Office	2	0.7	15,575	15,575	$31.34	$29.66	$—	—
	Total	2	0.7	15,575	15,575	$31.34	$29.66	$—	—

(1) Annual initial base rent.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.
(3) Average starting office rent excluding new tenants replacing vacancies is $33.87/rsf for 10,706 rentable SF. Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $32.37/rsf for 26,281 rentable SF.

Supplemental Information	41	Third Quarter 2019

ANNUAL LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties								Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)		Current Weighted Average Asking Rent $/psf (4)		Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2019(1)	—	—	—%	$—	$—		$—		—	—	—%	$—	$—	$—
2nd Quarter 2019(1)	1	2,786	0.02%	194,674	69.88		65.00		—	—	—%	—	—	—
3rd Quarter 2019(1)	6	7,499	0.06%	407,466	54.34		54.16		2	1,714	0.02%	54,600	31.86	32.47
4th Quarter 2019	22	534,850	4.33%	43,929,120	82.13		69.32		2	7,911	0.07%	626,571	79.20	73.19

Total 2019	29	545,135	4.41%	$44,531,260	$81.69		$69.09		4	9,625	0.09%	$681,171	$70.77	$65.94

2020	83	2,056,727	16.66%	$139,172,754	$73.28	(5)	$68.62	(5)	19	254,076	2.36%	$18,043,395	$71.02	$78.51
2021	106	1,174,583	9.52%	72,648,179	61.85		67.81		26	291,807	2.71%	22,266,899	76.31	79.20
2022	94	1,043,042	8.45%	73,759,056	70.72		76.87		30	891,085	8.27%	83,056,309	93.21	95.12
2023	74	879,323	7.12%	57,288,834	65.15		66.00		16	438,826	4.07%	38,190,378	87.03	80.68
2024	56	381,275	3.09%	26,881,725	70.50		71.52		24	1,003,426	9.32%	106,258,522	105.90	87.20
2025	38	554,454	4.49%	50,959,630	91.91		83.38		11	422,853	3.93%	33,843,730	80.04	84.94
2026	29	702,298	5.69%	49,432,842	70.39		68.93		19	493,695	4.58%	49,977,715	101.23	103.95
2027	36	597,379	4.84%	46,158,199	77.27		72.43		18	386,265	3.59%	33,835,834	87.60	94.32
2028	38	599,486	4.86%	44,064,540	73.50		76.07		19	222,034	2.06%	23,473,305	105.72	101.12
Thereafter	84	3,810,550	30.87%	226,286,458	59.38		66.85		44	6,355,251	59.02%	423,848,338	66.69	82.86
	667	12,344,252	100.00%	$831,183,477	$67.76	(5)	$69.97	(5)	230	10,768,943	100.00%	$833,475,596	$77.40	$85.81

	NOTE: Data excludes space currently occupied by SL Green's corporate offices
	(1) Includes month to month holdover tenants that expired prior to September 30, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

	(5) Excludes Credit Suisse at One Madison Avenue

Supplemental Information	42	Third Quarter 2019

ANNUAL LEASE EXPIRATIONS - SUBURBAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

1st Quarter 2019(1)	6	34,263	1.79%	$898,648	$26.23	$37.09	—	—	—%	$—	$—	$—
2nd Quarter 2019(1)	—	—	—%	—	—	—	—	—	—%	—	—	—
3rd Quarter 2019(1)	1	2,709	0.14%	126,108	46.55	44.12	—	—	—%	—	—	—
4th Quarter 2019	5	163,393	8.52%	5,056,331	30.95	28.05	—	—	—%	—	—	—

Total 2019	12	200,365	10.45%	$6,081,087	$30.35	$29.81	—	—	—%	$—	$—	$—

2020	40	203,564	10.62%	$6,955,831	$34.17	$36.37	—	—	—%	$—	$—	$—
2021	40	278,039	14.50%	10,487,126	37.72	37.98	—	—	—%	—	—	—
2022	32	122,681	6.40%	4,855,266	39.58	40.47	—	—	—%	—	—	—
2023	23	155,995	8.14%	5,593,003	35.85	35.42	—	—	—%	—	—	—
2024	18	64,161	3.35%	2,131,979	33.23	32.63	—	—	—%	—	—	—
2025	10	99,911	5.21%	3,418,874	34.22	35.86	—	—	—%	—	—	—
2026	15	248,975	12.99%	9,275,560	37.25	37.70	—	—	—%	—	—	—
2027	7	217,768	11.36%	5,612,289	25.77	28.07	—	—	—%	—	—	—
2028	4	131,230	6.85%	3,815,893	29.08	29.92	—	—	—%	—	—	—
Thereafter	16	194,264	10.13%	6,456,848	33.24	32.86	—	—	—%	—	—	—
	217	1,916,953	100.00%	$64,683,756	$33.74	$34.38	—	—	—%	$—	$—	$—

	(1) Includes month to month holdover tenants that expired prior to September 30, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.

(4) Management's estimate of current average asking rents for currently occupied space as of September 30, 2019. Taking rents are typically lower than asking rents and may vary from property to property.

Supplemental Information	43	Third Quarter 2019

ANNUAL LEASE EXPIRATIONS Retail Operating and Development / Redevelopment Leases Unaudited

	Consolidated Properties						Joint Venture Properties
Year of Lease Expiration	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)	Number of Expiring Leases (2)	Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Cash Rent of Expiring Leases	Annualized Cash Rent Per Square Foot of Expiring Leases $/psf (3)	Current Weighted Average Asking Rent $/psf (4)

High Street Retail
2019 (1)	—	—	—%	$—	$—	$—	1	3,600	1.33%	$244,777	$67.99	$250.00
2020	3	9,901	3.07%	1,463,342	147.80	254.52	1	1,698	0.63%	129,000	75.97	79.77
2021	—	—	—%	—	—	—	2	13,637	5.03%	4,198,634	307.89	136.99
2022	1	1,165	0.36%	217,176	186.42	299.00	2	50,808	18.74%	27,610,398	543.43	510.78
2023	3	9,825	3.05%	1,180,632	120.17	138.76	2	7,131	2.63%	1,710,960	239.93	350.00
2024	4	74,286	23.05%	18,721,672	252.02	255.72	1	7,793	2.87%	5,730,456	735.33	898.00
2025	3	33,944	10.53%	994,200	29.29	24.15	—	—	—%	—	—	—
2026	—	—	—%	—	—	—	4	74,424	27.46%	31,135,474	418.35	384.06
2027	1	1,358	0.42%	135,468	99.76	96.00	1	3,655	1.35%	737,477	201.77	158.00
2028	1	10,040	3.12%	4,127,400	411.10	411.10	—	—	—%	—	—	—
Thereafter	5	181,791	56.40%	14,390,740	79.16	89.62	3	108,328	39.96%	57,570,648	531.45	532.79
	21	322,310	100.00%	$41,230,630	$127.92	$138.37	17	271,074	100.00%	$129,067,824	$476.14	$461.96
Vacancy (5)		5,928				623.53		—				—
		328,238				$147.13		271,074				$461.96

Other Retail
2019 (1)	—	—	—%	$—	$—	$—	—	—	—%	$—	$—	$—
2020	5	7,238	1.22%	1,700,630	234.96	503.10	4	57,984	12.68%	3,454,394	59.57	121.28
2021	11	23,069	3.90%	2,975,634	128.99	160.69	5	5,995	1.31%	590,132	98.44	118.81
2022	10	121,564	20.55%	14,230,316	117.06	153.74	10	85,094	18.61%	20,698,515	243.24	276.40
2023	8	35,519	6.00%	5,591,061	157.41	154.68	6	24,613	5.38%	3,082,274	125.23	139.50
2024	5	22,420	3.79%	4,278,255	190.82	160.10	6	15,829	3.46%	3,442,485	217.48	210.72
2025	8	28,753	4.86%	7,618,758	264.97	274.00	2	946	0.21%	224,539	237.36	213.60
2026	5	12,677	2.14%	1,632,475	128.77	120.24	6	24,573	5.37%	9,839,372	400.41	393.83
2027	7	34,269	5.79%	4,741,708	138.37	155.94	7	22,008	4.81%	10,842,485	492.66	542.77
2028	9	36,611	6.19%	4,988,470	136.26	152.17	7	19,727	4.31%	4,039,732	204.78	197.43
Thereafter	33	269,530	45.56%	38,452,782	142.67	145.58	14	200,483	43.86%	14,851,324	74.08	78.43
	101	591,650	100.00%	$86,210,089	$145.71	$160.02	67	457,252	100.00%	$71,065,252	$155.42	$173.81
Vacancy (5)		43,197				291.58		73,434				182.93
		634,847				$168.97		530,686				$175.07

	(1) Includes month to month holdover tenants that expired prior to September 30, 2019.
	(2) Tenants may have multiple leases.
	(3) Represents in place annualized rent allocated by year of expiration.
	(4) Management's estimate of average asking rents for currently occupied space as of September 30, 2019. Taking rents are typically lower than asking rents and may vary from property to property.
	(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	44	Third Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2019
1998 - 2018 Acquisitions
Mar-98	420 Lexington Avenue	Grand Central	100.0%	Operating Sublease	1,188,000	$78,000	83.0	91.2
May-98	711 3rd Avenue	Grand Central	100.0	Operating Sublease	524,000	65,600	79.0	97.0
Jun-98	440 9th Avenue	Penn Station	100.0	Fee Interest	339,000	32,000	76.0	N/A
Jan-99	420 Lexington Leasehold	Grand Central	100.0	Sub-leasehold	—	27,300	—	—
Jan-99	555 West 57th Street	Midtown West	65.0	Fee Interest	941,000	66,700	100.0	99.9
Aug-99	1250 Broadway	Penn Station	50.0	Fee Interest	670,000	93,000	96.5	N/A
Nov-99	555 West 57th Street	Midtown West	35.0	Fee Interest	—	34,100		99.9
Feb-00	100 Park Avenue	Grand Central	50.0	Fee Interest	834,000	192,000	96.5	81.3
Jun-01	317 Madison Avenue	Grand Central	100.0	Fee Interest	450,000	105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	94.9
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	97.0
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	90.6
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	92.7
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	84.2
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	97.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	100.0
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200		N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	96.0
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000		84.2
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	96.5
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	95.5
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	100.0
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	99.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.6
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	94.9
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	84.9
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	88.0
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	94.3
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	96.1
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	100.0
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	93.1
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	93.9
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	95.7
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	96.8
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	81.9
					43,502,923	$23,690,130
2019 Acquisitions
May-19	110 Greene Street	Soho	10.0%	Leasehold Interest	223,600	$256,500	93.3	93.1
					223,600	$256,500
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	45	Third Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Manhattan Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2000 - 2018 Sales
Feb-00	29 West 35th Street	Penn Station	100.0%	Fee Interest	78,000	$11,700	$150
Mar-00	36 West 44th Street	Grand Central	100.0	Fee Interest	178,000	31,500	177
May-00	321 West 44th Street	Times Square	35.0	Fee Interest	203,000	28,400	140
Nov-00	90 Broad Street	Financial	100.0	Fee Interest	339,000	60,000	177
Dec-00	17 Battery South	Financial	100.0	Fee Interest	392,000	53,000	135
Jan-01	633 Third Ave	Grand Central North	100.0	Fee Interest	40,623	13,250	326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Midtown	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	1.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	0.4	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	0.3	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	1.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
					26,505,219	$17,513,650	$661

2019 Sales
May-19	521 Fifth Avenue	Grand Central	50.5%	Fee Interest	460,000	$381,000	$828
					460,000	$381,000	$828

Supplemental Information	46	Third Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Suburban Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2019
2007 - 2016 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	85.8
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	94.4
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	87.0
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,198,100	$1,733,440

SUMMARY OF REAL ESTATE SALES ACTIVITY Suburban Unaudited (Dollars in Thousands)

	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Gross Asset Valuation ($'s)	Price ($'s/SF)
2008 - 2015 Sales
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000	$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000	343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767	143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100	343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500	104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100	208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400	172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600	113
					3,355,200	$946,467	$282
2016 Sales
Mar-16	7 Renaissance Square	White Plains, New York	100.0%	Fee Interest	65,641	$21,000	$320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000	337
					187,141	$62,000	$331
2017 Sales
Apr-17	520 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	180,000	$21,000	$117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011	316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745	280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000	538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500	106
					1,100,600	$317,256	$288
2018 Sales
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0%	Fee Interest	178,000	$12,000	$67
Jun-18	Jericho Plaza	Jericho, New York	11.67	Fee Interest	640,000	117,400	183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000	102
					1,358,000	$184,400	$136
(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.

Supplemental Information	47	Third Quarter 2019

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s) (1)	at acquisition	9/30/2019
2005 - 2015 Acquisitions
Jul-05	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	100.0
Aug-07	180 Broadway	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Feb-08	182 Broadway	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	100.0
Dec-10	11 West 34th Street	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Dec-10	2 Herald Square (2)	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue (2)	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	94.5
Aug-11	1552-1560 Broadway	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	88.8
Jan-12	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Midtown South	100.0	Fee Interest	104,000	83,000	—	100.0
Oct-12	1080 Amsterdam	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	100.0
Dec-12	21 East 66th Street	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	98.8
Nov-13	562, 570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Times Square	75.0	Fee Interest	6,000	41,149	100.0	100.0
Jul-14	115 Spring Street	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	100.0
Sep-14	121 Greene Street	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue (2)	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Midtown	100.0	Fee Interest	347,000	295,000	—	86.5
Feb-15	Stonehenge Portfolio		100.0	Fee Interest	2,589,184	40,000	96.5	95.9
Mar-15	1640 Flatbush Avenue	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	—
Jun-15	Upper East Side Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	—
					12,164,472	$5,771,902
2016 Acquisitions
Mar-16	183 Broadway	Lower Manhattan	100.0%	Fee Interest	9,100	$28,500	58.3	—
Apr-16	605 West 42nd Street - Sky	Midtown West	20.0	Fee Interest	927,358	759,046	—	94.3
					936,458	$787,546
2018 Acquisitions
Jul-18	1231 Third Avenue	Upper East Side	100.0%	Fee Interest	38,992	$55,355	100.0	N/A
Oct-18	133 Greene Street	Soho	100.0	Fee Interest	6,425	30,999	100.0	100.0
Dec-18	712 Madison Avenue	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	100.0
					52,017	$144,350
2019 Acquisitions
Apr-19	106 Spring Street	Soho	100.0%	Fee Interest	5,928	$80,150	—	—
May-19	460 West 34th Street	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	73.8
					643,928	$520,150

(1) Acquisition price represents purchase price for consolidated acquisitions and purchase price or imputed value for joint venture properties.
(2) Subject to long-term, third party net operating leases.

Supplemental Information	48	Third Quarter 2019

SUMMARY OF REAL ESTATE SALES ACTIVITY Retail, Residential, and Development / Redevelopment Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2015 Sales
Sep-11	1551-1555 Broadway	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue (1)	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Lower Manhattan	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Midtown/Plaza District	50.0	Fee Interest	119,550	617,584	5,166
Sep-12	3 Columbus Circle	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Jan-15	180 Maiden Lane	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
					6,883,021	$4,078,360	$593
2016 Sales
Feb-16	248-252 Bedford Avenue	Brooklyn, New York	90.0%	Fee Interest	66,611	$55,000	$826
Feb-16	885 Third Avenue	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Upper East Side	49.0	Fee Interest	290,482	170,000	585
					1,127,593	$874,000	$775
2017 Sales
Apr-17	102 Greene Street	Soho	90.0%	Fee Interest	9,200	$43,500	$4,728
Sep-17	102 Greene Street	Soho	10.0	Fee Interest	9,200	43,500	4,728
					18,400	$87,000	$4,728

2018 Sales
Apr-18	175-225 Third Street	Brooklyn, New York	95.0%	Fee Interest	—	$115,000	$—
June-18	635 Madison Avenue	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Upper East Side	Various	Fee Interest	—	143,800	—
					241,540	$776,800	$3,216
2019 Sales
Jan-19	131-137 Spring Street	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Soho	49.0	Fee Interest	5,218	66,050	12,658
					73,560	$282,050	$3,834

(1) Inclusive of the fee position which was acquired simultaneously with the sale pursuant to an option.

Supplemental Information	49	Third Quarter 2019

EXECUTIVE MANAGEMENT

Marc Holliday	Edward V. Piccinich
Chairman and Chief Executive Officer	Chief Operating Officer

Andrew Mathias	Neil H. Kessner
President	Executive Vice President, General
Counsel - Real Property
Matthew J. DiLiberto
Chief Financial Officer	David M. Schonbraun
Co-Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Isaac Zion
Co-Chief Investment Officer
Steven M. Durels
Executive Vice President, Director of	Maggie Hui
Leasing and Real Property	Chief Accounting Officer

Supplemental Information	50	Third Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and a pro-rata adjustment for FAD from SLG’s unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring building improvements.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and amortization of acquired above and below-market leases, net from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and our reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating our properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	51	Third Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Net income attributable to SL Green common stockholders	$33,157	$88,209	$238,052	$293,531
Add:
Depreciation and amortization	70,464	70,747	208,268	208,049
Joint venture depreciation and noncontrolling interest adjustments	47,674	45,485	145,202	140,799
Net income attributable to noncontrolling interests	1,095	4,661	9,782	15,890
Less:
Gain (loss) on sale of real estate, net	3,541	(2,504)	2,492	6,227
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	70,937	76,181	136,522
Purchase price and other fair value adjustment	3,799	(3,057)	69,389	57,385
Depreciable real estate reserves	(7,047)	(6,691)	(7,047)	(6,691)
Depreciation on non-rental real estate assets	740	616	2,193	1,766
FFO attributable to SL Green common stockholders and noncontrolling interests	$151,357	$149,801	$458,096	$463,060

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	As of or for the three months ended
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018

Net income (loss)	$40,722	173,741	$52,769	$(58,320)	$99,454
Interest expense, net of interest income	48,112	47,160	50,525	51,974	55,168
Amortization of deferred financing costs	3,112	2,712	2,742	2,695	2,630
Income taxes	(995)	680	770	964	168
Depreciation and amortization	70,464	69,461	68,343	71,458	70,747
Loss on sale of real estate	(3,541)	—	1,049	36,984	2,504
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(59,015)	(17,166)	(167,445)	(70,937)
Purchase price and other fair value adjustments	(3,799)	(67,631)	2,041	—	3,057
Depreciable real estate reserves	7,047	—	—	220,852	6,691
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	86,743	88,159	89,160	85,786	82,060
EBITDAre	$247,865	$255,267	$250,233	$244,948	$251,542

Supplemental Information	52	Third Quarter 2019

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Net income	$40,722	$99,454	$267,232	$329,176
Equity in net gain on sale of interest in unconsolidated joint venture/real estate	—	(70,937)	(76,181)	(136,522)
Purchase price and other fair value adjustments	(3,799)	3,057	(69,389)	(57,385)
Loss (gain) on sale of real estate, net	(3,541)	2,504	(2,492)	(6,227)
Depreciable real estate reserves	7,047	6,691	7,047	6,691
Depreciation and amortization	70,464	70,747	208,268	208,049
Interest expense, net of interest income	48,112	55,168	145,797	156,695
Amortization of deferred financing costs	3,112	2,630	8,566	9,713
Operating income	162,117	169,314	488,848	510,190

Equity in net loss (income) from unconsolidated joint ventures	9,864	(971)	22,644	(9,709)
Marketing, general and administrative expense	23,841	20,594	75,300	66,601
Transaction related costs, net	44	163	360	673
Investment income	(51,518)	(48,977)	(153,167)	(143,540)
Loan loss and other investment reserves, net of recoveries	—	1,087	—	1,087
Non-building revenue	(6,055)	(2,531)	(22,468)	(15,708)
Loss on early extinguishment of debt	—	2,194	—	2,194
Net operating income (NOI)	138,293	140,873	411,517	411,788

Equity in net (loss) income from unconsolidated joint ventures	(9,864)	971	(22,644)	9,709
SLG share of unconsolidated JV depreciation and amortization	46,557	45,839	142,861	141,023
SLG share of unconsolidated JV interest expense, net of interest income	38,295	34,947	115,983	107,397
SLG share of unconsolidated JV amortization of deferred financing costs	1,505	1,390	4,664	4,815
SLG share of unconsolidated JV loss on early extinguishment of debt	258	—	258	—
SLG share of unconsolidated JV investment income	(314)	(4,469)	(3,017)	(9,263)
SLG share of unconsolidated JV non-building revenue	(798)	(901)	(2,724)	(2,911)
NOI including SLG share of unconsolidated JVs	213,932	218,650	646,898	662,558

NOI from other properties/affiliates	(7,362)	(14,097)	(26,408)	(52,295)
Same-Store NOI	206,570	204,553	620,490	610,263

Operating lease straight-line adjustment	514	524	1,542	1,572
Joint Venture operating lease straight-line adjustment	107	258	573	773
Straight-line and free rent	(2,339)	(5,536)	(5,943)	(8,979)
Amortization of acquired above and below-market leases, net	(902)	(1,320)	(2,770)	(4,241)
Joint Venture straight-line and free rent	(15,739)	(3,878)	(45,765)	(14,975)
Joint Venture amortization of acquired above and below-market leases, net	(4,122)	(4,065)	(12,632)	(11,616)
Same-store cash NOI	$184,089	$190,536	$555,495	$572,797

Supplemental Information	53	Third Quarter 2019

SELL-SIDE ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
Bank of America - Merrill Lynch	James C. Feldman	(646) 855-5808	james.feldman@baml.com
Barclays Capital	Ross Smotrich	(212) 526-2306	ross.smotrich@barcap.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	James Sullivan	(212) 738-6139	jsullivan@btig.com
Citigroup	Michael Bilerman	(212) 816-1383	michael.bilerman@citigroup.com
Deutsche Bank	Derek Johnston	(904) 520-4973	derek.johnston@db.com
Green Street Advisors	Daniel Ismail	(949) 640-8780	dismail@greenstreetadvisors.com
Evercore ISI	Steve Sakwa	(212) 446-9462	ssakwa@isigrp.com
Jefferies & Company	Jonathan Peterson	(212) 284-2300	jpeterson@jefferies.com
JMP Securities	Mitchell Germain	(212) 906-3546	mgermain@jmpsecurities.com
JP Morgan Securities, Inc.	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
KeyBanc Capital Markets	Craig Mailman	(917) 368-2316	cmailman@key.com
Morgan Stanley	Vikram Malhotra	(212) 761-7064	vikram.malhotra@morganstanley.com
RW Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Sandler O'Neill + Partners, L.P.	Alexander D. Goldfarb	(212) 466-7937	agoldfarb@sandleroneill.com
Scotiabank	Nick Yulico	(212) 225 6904	nicholas.yulico@scotiabank.com
Stifel Nicolaus	John Guinee	(443) 224-1307	jwguinee@stifel.com
SunTrust Robinson Humphrey	Michael Lewis	(404) 926-5000	michael.lewis@suntrust.com
Wells Fargo Securities, LLC	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities, Inc.	Mark Streeter	(212) 834-6601	mark.streeter@jpmorgan.com
Wells Fargo Securities, LLC	Thierry B. Perrein	(704) 715-8455	thierry.perrein@wellsfargo.com

SL Green Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	54	Third Quarter 2019